Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q11

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6

Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings

Income Statement and Balance Sheet Data	25

Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38 - 39
Components of Provision for Loan Losses
Citicorp	40
Citi Holdings / Total Citigroup	41
Non-Accrual Assets
Total Citigroup	42
Citicorp	43
Citi Holdings	44

Reconciliation of Non-GAAP Financial Measures	45

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

										4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q		4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011		(Decrease)	2010	2011	(Decrease)

Total Revenues, Net of Interest Expense	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831	$17,174		(7)%	$86,601	$78,353	(10)%
Total Operating Expenses	11,518	11,866	11,520	12,471	12,326	12,936	12,460	12,936		4%	47,375	50,658	7%
Net Credit Losses	8,384	7,962	7,659	6,854	6,269	5,147	4,514	4,108		(40)%	30,859	20,038	(35)%
Credit Reserve Build / (Release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(1,465)	(1,464)		34%	(5,665)	(8,265)	(46)%
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25	(13)	43	(4)		89%	(117)	51	NM
Provision for Benefits & Claims	287	213	227	238	260	219	259	234		(2)%	965	972	1%
Provision for Credit Losses and for Benefits and Claims	8,618	6,665	5,919	4,840	3,184	3,387	3,351	2,874		(41)%	26,042	12,796	(51)%
Income from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	4,299	5,020	1,364		29%	13,184	14,899	13%
Income Taxes (benefits)	1,036	812	698	(313)	1,185	967	1,278	157		NM	2,233	3,587	61%
Income from Continuing Operations	$4,249	$2,728	$2,601	$1,373	$3,031	$3,332	$3,742	$1,207		(12)%	$10,951	$11,312	3%
Income (Loss) from Discontinued Operations, net of Taxes	211	(3)	(374)	98	40	71	1	—		(100)%	(68)	112	NM
Net Income before Attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	1,207		(18)%	10,883	11,424	5%
Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42		(74)%	281	148	(47)%
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$1,165		(11)%	$10,602	$11,276	6%

Diluted Earnings Per Share (1):
Income from Continuing Operations	$1.43	$0.90	$0.83	$0.40	$0.97	$1.07	$1.23	$0.38		(5)%	$3.55	$3.66	3%
Citigroup’s Net Income	$1.50	$0.90	$0.72	$0.43	$0.99	$1.09	$1.23	$0.38		(12)%	$3.54	$3.69	4%
Shares (in millions) (1):
Average Basic	2,844.4	2,884.9	2,887.8	2,893.3	2,904.4	2,908.6	2,910.8	2,915.2		1%	2,877.6	2,909.8	1%
Average Diluted	2,933.4	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0	2,998.6	3,003.0		1%	2,967.8	2,998.8	1%
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9		1%

Preferred Dividends - Basic (in millions)	$—	$—	$—	$9	$4	$9	$4	$9			$9	$26
Preferred Dividends - Diluted (in millions)	$—	$—	$—	$9	$4	$9	$4	$9			$9	$26

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,190	$2,674	$2,468	$1,194	$2,920	$3,200	$3,696	$1,135		(5)%	$10,522	$10,951	4%
Citigroup’s Net Income	$4,400	$2,671	$2,148	$1,288	$2,960	$3,270	$3,697	$1,135		(12)%	$10,503	$11,061	5%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,191	$2,675	$2,469	$1,195	$2,921	$3,206	$3,702	$1,138		(5)%	$10,525	$10,967	4%
Citigroup’s Net Income	$4,400	$2,672	$2,149	$1,289	$2,961	$3,276	$3,703	$1,138		(12)%	$10,505	$11,077	5%

Financial Ratios:
Tier 1 Common Ratio	9.11%	9.71%	10.33%	10.75%	11.34%	11.62%	11.71%	11.8	%*
Tier 1 Capital Ratio	11.28%	11.99%	12.50%	12.91%	13.26%	13.55%	13.45%	13.6	%*
Total Capital Ratio	14.88%	15.59%	16.14%	16.59%	16.98%	17.18%	16.89%	17.0	%*
Leverage Ratio	6.16%	6.31%	6.57%	6.60%	7.00%	7.05%	7.01%	7.2	%*
Return on Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	7.7%	8.4%	2.6	%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	$1,956.6	$1,936.0	$1,874.9	*	(2)%
Total Deposits	827.9	814.0	850.1	845.0	865.9	866.3	851.3	866.9	*	3%
Citigroup’s Stockholders’ Equity	151.4	154.8	162.9	163.5	171.0	176.4	177.4	178.0	*	9%
Citigroup Equity and Trust Securities (included in LT Debt)	173.1	175.0	183.4	181.6	189.0	192.4	193.5	194.1	*	7%
Book Value Per Share (1)	$52.80	$53.32	$55.97	$56.15	$58.46	$60.34	$60.56	$60.78	*	8%
Tangible Book Value Per Share (1)	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.81	*	12%

Direct Staff (in thousands)	263	259	258	260	260	263	267	266		2%

(1)        Earnings per share, Book value per share and tangible book value per share reflect Citigroup’s 1-for-10 reverse stock split which was effective May 6, 2011.  Tangible book value per share is a non-GAAP financial measure.  See page 44 for a reconciliation of this measure to its most comparable GAAP measure.

*               Preliminary

NM  Not meaningful

Note:  Ratios and returns are calculated based on the displayed numbers.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Interest revenue	$20,783	$20,356	$19,311	$18,832	$18,155	$18,586	$18,145	$17,795	(6)%	$79,282	$72,681	(8)%
Interest expense	6,342	6,429	6,183	6,142	6,053	6,438	6,031	5,712	(7)%	25,096	24,234	(3)%
Net interest revenue	14,441	13,927	13,128	12,690	12,102	12,148	12,114	12,083	(5)%	54,186	48,447	(11)%

Commissions and fees	3,645	3,229	3,248	3,536	3,368	3,557	3,043	2,882	(18)%	13,658	12,850	(6)%
Principal transactions	4,116	2,362	2,085	(1,046)	3,167	2,616	2,103	(652)	38%	7,517	7,234	(4)%
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	1,068	945	885	(19)%	4,005	3,995	—
Realized gains (losses) on investments (1)	31	69	742	158	(1,127)	412	619	(161)	NM	1,000	(257)	NM
Insurance premiums	748	636	655	645	672	684	658	633	(2)%	2,684	2,647	(1)%
Other revenue	1,418	938	(96)	1,291	447	137	1,349	1,504	16%	3,551	3,437	(3)%
Total non-interest revenues	10,980	8,144	7,610	5,681	7,624	8,474	8,717	5,091	(10)%	32,415	29,906	(8)%
Total revenues, net of interest expense	25,421	22,071	20,738	18,371	19,726	20,622	20,831	17,174	(7)%	86,601	78,353	(10)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	8,384	7,962	7,659	6,854	6,269	5,147	4,514	4,108	(40)%	30,859	20,038	(35)%
Credit reserve build / (release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(1,465)	(1,464)	34%	(5,665)	(8,265)	(46)%
Provision for loan losses	8,366	6,523	5,666	4,639	2,899	3,181	3,049	2,644	(43)%	25,194	11,773	(53)%
Policyholder benefits and claims	287	213	227	238	260	219	259	234	(2)%	965	972	1%
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	89%	(117)	51	NM
Total provisions for credit losses and for benefits and claims	8,618	6,665	5,919	4,840	3,184	3,387	3,351	2,874	(41)%	26,042	12,796	(51)%

Operating Expenses
Compensation and benefits	6,162	5,961	6,117	6,190	6,409	6,669	6,223	6,387	3%	24,430	25,688	5%
Premises and Equipment	830	824	838	839	825	832	860	809	(4)%	3,331	3,326	—
Technology / communication expense	1,199	1,195	1,257	1,273	1,214	1,275	1,306	1,338	5%	4,924	5,133	4%
Advertising and marketing expense	302	367	458	518	397	627	635	687	33%	1,645	2,346	43%
Other operating	3,025	3,519	2,850	3,651	3,481	3,533	3,436	3,715	2%	13,045	14,165	9%
Total operating expenses	11,518	11,866	11,520	12,471	12,326	12,936	12,460	12,936	4%	47,375	50,658	7%

Income from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	4,299	5,020	1,364	29%	13,184	14,899	13%
Provision (benefits) for income taxes	1,036	812	698	(313)	1,185	967	1,278	157	NM	2,233	3,587	61%

Income from Continuing Operations	4,249	2,728	2,601	1,373	3,031	3,332	3,742	1,207	(12)%	10,951	11,312	3%
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(5)	(3)	8	72	60	(17)	(5)	(15)		72	23
Gain (Loss) on Sale	94	—	(784)	(12)	4	126	16	9		(702)	155
Provision (benefits) for income taxes	(122)	—	(402)	(38)	24	38	10	(6)		(562)	66
Income (Loss) from Discontinued Operations, net of taxes	211	(3)	(374)	98	40	71	1	—	(100)%	(68)	112	NM
Net Income before attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	1,207	(18)%	10,883	11,424	5%

Net Income attributable to noncontrolling interests	32	28	59	162	72	62	(28)	42	(74)%	281	148	(47)%
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$1,165	(11)%	$10,602	$11,276	6%

(1)        Includes other-than-temporary impairment losses on investments.

(2)        Discontinued operations includes:

a)      The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)      The sale of substantially all of Citigroup’s retail banking operations in Germany to Credit Mutuel.

c)      The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

d)      The sale of The Student Loan Corporation.

e)      The sale of the Egg Credit Card business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

									Dec 31, 2011 vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	Dec 31, 2010
	2010	2010	2010	2010	2011	2011	2011	2011 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	$28,950	$28,701	3%
Deposits with banks	163,525	160,780	150,071	162,437	163,603	156,181	159,338	156,880	(3)%
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	283,976	290,645	275,849	12%
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	40,695	37,992	27,777	(11)%
Trading account assets	345,783	309,412	337,098	317,272	323,110	322,349	320,637	291,734	(8)%
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	294,664	273,791	281,930	(2)%
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	14,910	12,866	11,483	(61)%
Total Investments	316,733	317,066	340,250	318,164	327,257	309,574	286,657	293,413	(8)%
Loans, net of unearned income
Consumer	529,669	503,546	461,104	455,732	438,913	440,444	424,626	423,731	(7)%
Corporate	192,135	188,620	193,207	193,062	198,223	207,056	212,613	223,511	16%
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	647,500	637,239	647,242	—
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(32,052)	(30,115)	26%
Total loans, net	673,058	645,969	610,637	608,139	600,568	613,138	605,187	617,127	1%
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	(3)%
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	(12)%
Mortgage servicing rights (MSRs)	6,439	4,894	3,976	4,554	4,690	4,258	2,852	2,569	(44)%
Other assets	168,709	174,101	172,800	163,778	162,433	164,932	171,438	148,845	(9)%
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—	—	—	—
Total assets	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,874,908	(2)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	$103,129	$119,437	53%
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	220,436	218,595	223,851	(1)%
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	307,067	321,724	343,288	13%
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	61,898	58,564	58,271	6%
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	497,345	470,993	465,291	(4)%
Total International Deposits	530,199	512,906	548,027	540,969	561,411	559,243	529,557	523,562	(3)%

Total deposits	827,914	813,951	850,095	844,968	865,863	866,310	851,281	866,850	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	203,843	223,612	198,373	5%
Brokerage payables	55,041	54,774	51,517	51,749	50,394	57,245	56,093	56,696	10%
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	152,307	148,851	126,082	(2)%
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	72,889	65,818	54,623	(31)%
Long-term debt	439,274	413,297	387,330	381,183	376,541	352,458	333,824	323,505	(15)%
Other liabilities (2)	78,852	78,439	78,198	72,811	68,792	72,929	77,171	68,997	(5)%
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—	—	—	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	$1,756,650	$1,695,126	(3)%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	$312	$312	$312	—
Common Stock	287	292	292	292	293	293	294	294	1%
Additional paid-in capital	96,427	99,014	100,898	101,024	102,740	103,211	105,297	105,539	4%
Retained earnings	73,432	76,130	78,260	79,559	82,554	85,857	89,602	90,729	14%
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	(1,089)	(1,071)	26%
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	(17,044)	(17,788)	(9)%
Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,703	9%

Total Citigroup stockholders’ equity	$151,421	$154,806	$162,913	$163,468	$171,037	$176,364	$177,372	$178,015	9%
Noncontrolling interests	2,358	2,524	2,270	2,321	2,356	2,281	1,970	1,767	(24)%
Total equity	153,779	157,330	165,183	165,789	173,393	178,645	179,342	179,782	8%
Total liabilities and equity	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,874,908	(2)%

(1)        Preliminary

(2)        Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010, $1,102 million for the third quarter of 2010,  $1,066 million for the fourth quarter of 2010, $1,105 million for the first quarter of 2011, $1,097 million for the second quarter of 2011, $1,139 million for the third quarter of 2011 and $1,136 million for the fourth quarter of 2011, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

CITICORP
Regional Consumer Banking
North America	$3,800	$3,694	$3,741	$3,555	$3,335	$3,367	$3,418	$3,494	(2)%	$14,790	$13,614	(8)%
EMEA	403	374	347	379	396	388	363	332	(12)%	1,503	1,479	(2)%
Latin America	2,067	2,108	2,223	2,287	2,297	2,412	2,420	2,354	3%	8,685	9,483	9%
Asia	1,796	1,840	1,834	1,926	1,896	2,026	2,067	2,020	5%	7,396	8,009	8%
Total	8,066	8,016	8,145	8,147	7,924	8,193	8,268	8,200	1%	32,374	32,585	1%

Securities and Banking
North America	3,553	2,628	2,203	1,009	2,328	2,125	2,445	660	(35)%	9,393	7,558	(20)%
EMEA	2,517	1,763	1,735	834	2,061	1,642	2,299	1,219	46%	6,849	7,221	5%
Latin America	611	561	643	732	586	681	519	578	(21)%	2,547	2,364	(7)%
Asia	1,330	1,010	1,020	966	1,045	1,033	1,460	736	(24)%	4,326	4,274	(1)%
Total	8,011	5,962	5,601	3,541	6,020	5,481	6,723	3,193	(10)%	23,115	21,417	(7)%

Transaction Services
North America	640	635	621	589	609	609	620	604	3%	2,485	2,442	(2)%
EMEA	833	848	835	840	837	898	893	858	2%	3,356	3,486	4%
Latin America	349	363	389	415	416	436	442	411	(1)%	1,516	1,705	12%
Asia	623	665	698	728	698	731	759	748	3%	2,714	2,936	8%
Total	2,445	2,511	2,543	2,572	2,560	2,674	2,714	2,621	2%	10,071	10,569	5%

Total Citicorp	18,522	16,489	16,289	14,260	16,504	16,348	17,705	14,014	(2)%	65,560	64,571	(2)%

CITI HOLDINGS
Brokerage and Asset Management	340	141	(8)	136	137	47	55	43	(68)%	609	282	(54)%
Local Consumer Lending	4,670	4,206	3,547	3,403	3,153	2,949	2,998	2,967	(13)%	15,826	12,067	(24)%
Special Asset Pool	1,540	572	314	426	(7)	1,015	(227)	(234)	NM	2,852	547	(81)%
Total Citi Holdings	6,550	4,919	3,853	3,965	3,283	4,011	2,826	2,776	(30)%	19,287	12,896	(33)%

Corporate / Other	349	663	596	146	(61)	263	300	384	NM	1,754	886	(49)%

Total Citigroup - Net Revenues	$25,421	22,071	20,738	18,371	$19,726	20,622	20,831	17,174	(7)%	86,601	78,353	(10)%

Credit Valuation Adjustment (DVA/CVA) {included in lines above} (1)	309	209	115	(1,102)	(256)	164	1,938	(40)	96%	(469)	1,806	NM

Total Citigroup - Net Revenues - Excluding DVA/CVA	$25,112	$21,862	$20,623	$19,473	$19,982	$20,458	$18,893	$17,214	(12)%	87,070	76,547	(12)%

(1)          Excludes CVA on Monolines.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$17	$53	$177	$403	$550	$686	$692	$661	64%	$650	$2,589	NM
EMEA	24	48	17	2	48	28	9	(6)	NM	91	79	(13)%
Latin America	365	466	532	426	478	402	344	377	(12)%	1,789	1,601	(11)%
Asia	565	563	496	507	460	485	567	415	(18)%	2,131	1,927	(10)%
Total	971	1,130	1,222	1,338	1,536	1,601	1,612	1,447	8%	4,661	6,196	33%

Securities and Banking
North America	1,423	816	430	(204)	458	337	666	(450)	NM	2,465	1,011	(59)%
EMEA	1,020	355	499	(69)	766	343	737	162	NM	1,805	2,008	11%
Latin America	266	204	277	344	274	297	208	199	(42)%	1,091	978	(10)%
Asia	470	303	179	186	210	212	526	(50)	NM	1,138	898	(21)%
Total	3,179	1,678	1,385	257	1,708	1,189	2,137	(139)	NM	6,499	4,895	(25)%

Transaction Services
North America	160	157	127	85	114	137	121	75	(12)%	529	447	(16)%
EMEA	303	320	306	296	278	289	289	286	(3)%	1,225	1,142	(7)%
Latin America	156	157	174	177	174	161	169	141	(20)%	664	645	(3)%
Asia	320	297	319	319	285	291	318	279	(13)%	1,255	1,173	(7)%
Total	939	931	926	877	851	878	897	781	(11)%	3,673	3,407	(7)%

Total Citicorp	5,089	3,739	3,533	2,472	4,095	3,668	4,646	2,089	(15)%	14,833	14,498	(2)%

CITI HOLDINGS
Brokerage and Asset Management	76	(94)	(153)	(55)	(10)	(100)	(83)	(93)	(69)%	(226)	(286)	(27)%
Local Consumer Lending	(1,829)	(1,226)	(830)	(1,103)	(599)	(746)	(585)	(695)	37%	(4,988)	(2,625)	47%
Special Asset Pool	878	116	(83)	247	62	678	(127)	(17)	NM	1,158	596	(49)%
Total Citi Holdings	(875)	(1,204)	(1,066)	(911)	(547)	(168)	(795)	(805)	12%	(4,056)	(2,315)	43%

Corporate / Other	35	193	134	(188)	(517)	(168)	(109)	(77)	59%	174	(871)	NM

Income From Continuing Operations	4,249	2,728	2,601	1,373	3,031	3,332	3,742	1,207	(12)%	10,951	11,312	3%

Discontinued Operations	211	(3)	(374)	98	40	71	1	—		(68)	112

Net Income Attributable to Noncontrolling Minority Interests	32	28	59	162	72	62	(28)	42	(74)%	281	148	(47)%

Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$1,165	(11)%	$10,602	$11,276	6%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Net interest revenue	$9,800	$9,680	$9,415	$9,690	$9,461	$9,546	$9,663	$9,465	(2)%	$38,585	$38,135	(1)%
Non-Interest revenue	8,722	6,809	6,874	4,570	7,043	6,802	8,042	4,549	—	26,975	26,436	(2)%
Total revenues, net of interest expense	18,522	16,489	16,289	14,260	16,504	16,348	17,705	14,014	(2)%	65,560	64,571	(2)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	3,142	2,965	3,020	2,662	2,318	2,153	1,933	1,903	(29)%	11,789	8,307	(30)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	(909)	(630)	(747)	(1)%	(2,167)	(3,544)	(64)%
Provision for loan losses	2,782	2,326	2,593	1,921	1,060	1,244	1,303	1,156	(40)%	9,622	4,763	(50)%
Provision for Benefits & Claims	44	27	38	42	44	26	45	37	(12)%	151	152	1%
Provision for unfunded lending commitments	(7)	(26)	1	—	4	(5)	45	48	—	(32)	92	NM
Total provisions for credit losses and for benefits and claims	2,819	2,327	2,632	1,963	1,108	1,265	1,393	1,241	(37)%	9,741	5,007	(49)%

Total operating expenses	8,595	9,176	8,931	9,442	9,601	10,062	9,778	10,179	8%	36,144	39,620	10%

Income from Continuing Operations before Income Taxes	7,108	4,986	4,726	2,855	5,795	5,021	6,534	2,594	(9)%	19,675	19,944	1%
Provision for income taxes	2,019	1,247	1,193	383	1,700	1,353	1,888	505	32%	4,842	5,446	12%

Income from Continuing Operations	5,089	3,739	3,533	2,472	4,095	3,668	4,646	2,089	(15)%	14,833	14,498	(2)%
Net Income attributable to noncontrolling Minority Interests (Minority Interest)	21	20	30	51	11	12	6	27	(47)%	122	56	(54)%
Citicorp’s Net Income	$5,068	$3,719	$3,503	$2,421	$4,084	$3,656	$4,640	$2,062	(15)%	$14,711	$14,442	(2)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,236	$1,211	$1,283	$1,284	$1,330	$1,380	$1,364	$1,320	3%

Average Assets	$1,233	$1,250	$1,252	$1,294	$1,323	$1,381	$1,381	$1,348	4%	$1,257	$1,358	8%
Return on Assets	1.67%	1.19%	1.11%	0.74%	1.25%	1.06%	1.33%	0.61%		1.17%	1.06%
Total EOP Deposits	$730	$719	$757	$760	$784	$788	$776	$797	5%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$5,904	$5,759	$5,675	$5,846	$5,736	$5,797	$5,817	$5,740	(2)%	$23,184	$23,090	—
Non-Interest Revenue	2,162	2,257	2,470	2,301	2,188	2,396	2,451	2,460	7%	9,190	9,495	3%
Total Revenues, Net of Interest Expense	8,066	8,016	8,145	8,147	7,924	8,193	8,268	8,200	1%	32,374	32,585	1%
Total Operating Expenses	3,993	4,033	4,085	4,436	4,477	4,770	4,753	4,933	11%	16,547	18,933	14%
Net Credit Losses	3,039	2,922	2,730	2,525	2,108	2,003	1,846	1,731	(31)%	11,216	7,688	(31)%
Credit Reserve Build / (Release)	(183)	(407)	(400)	(551)	(864)	(853)	(662)	(609)	(11)%	(1,541)	(2,988)	(94)%
Provision for Unfunded Lending Commitments	1	(4)	—	—	—	3	—	—	—	(3)	3	NM
Provision for Benefits & Claims	44	27	38	42	44	26	45	37	(12)%	151	152	1%
Provision for Loan Losses and for Benefits and Claims	2,901	2,538	2,368	2,016	1,288	1,179	1,229	1,159	(43)%	9,823	4,855	(51)%
Income from Continuing Operations before Taxes	1,172	1,445	1,692	1,695	2,159	2,244	2,286	2,108	24%	6,004	8,797	47%
Income Taxes	201	315	470	357	623	643	674	661	85%	1,343	2,601	94%
Income from Continuing Operations	971	1,130	1,222	1,338	1,536	1,601	1,612	1,447	8%	4,661	6,196	33%
Net Income (loss) Attributable to Minority Interests	(5)	—	(4)	—	(2)	3	1	(2)	—	(9)	—	100%
Net Income	$976	$1,130	$1,226	$1,338	$1,538	$1,598	$1,611	$1,449	8%	$4,670	$6,196	33%
Average Assets (in billions of dollars)	$307	$304	$309	$317	$325	$337	$338	$339	7%	$309	$335	8%
Return on Assets	1.29%	1.49%	1.57%	1.67%	1.92%	1.90%	1.89%	1.70%		1.51%	1.85%

Net Credit Losses as a % of Average Loans	5.62%	5.43%	4.95%	4.48%	3.72%	3.40%	3.07%	2.85%

Revenue by Business
Retail Banking	$3,798	$3,901	$3,989	$4,079	$3,889	$4,099	$4,133	$4,108	1%	$15,767	$16,229	3%
Citi-Branded Cards	4,268	4,115	4,156	4,068	4,035	4,094	4,135	4,092	1%	16,607	16,356	(2)%
Total Revenues	$8,066	$8,016	$8,145	$8,147	$7,924	$8,193	$8,268	$8,200	1%	$32,374	$32,585	1%

Net Credit Losses by Business
Retail Banking	$289	$303	$333	$342	$277	$298	$295	$304	(11)%	$1,267	$1,174	(7)%
Citi-Branded Cards	2,750	2,619	2,397	2,183	1,831	1,705	1,551	1,427	(35)%	9,949	6,514	(35)%
Total Net Credit Losses	$3,039	$2,922	$2,730	$2,525	$2,108	$2,003	$1,846	$1,731	(31)%	$11,216	$7,688	(31)%

Income (loss) from Continuing Operations by Business
Retail Banking	$799	$834	$755	$694	$672	$633	$634	$590	(15)%	$3,082	$2,529	(18)%
Citi-Branded Cards	172	296	467	644	864	968	978	857	33%	1,579	3,667	NM
Total	$971	$1,130	$1,222	$1,338	$1,536	$1,601	$1,612	$1,447	8%	$4,661	$6,196	33%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	4,162	4,161	4,168	4,200	4,200	4,207	4,187	4,200	—
Accounts (in millions)	60.1	60.1	60.5	60.4	60.6	61.2	61.9	61.9	2%
Average Deposits	$289.2	$291.4	$295.6	$301.9	$307.0	$314.5	$313.2	$310.9	3%
Investment Sales (International Only)	$24.1	$23.4	$21.3	$23.7	$25.4	$24.5	$21.5	$18.9	(20)%
Investment AUMs	$120.8	$116.8	$125.4	$130.5	$133.9	$138.6	$122.3	$126.2	(3)%
Average Loans	$107.7	$107.3	$109.3	$113.1	$119.3	$126.5	$128.6	$130.9	16%
EOP Loans:
Real Estate Lending	$56.0	$54.7	$56.5	$59.3	$63.9	$66.9	$67.1	$70.8	19%
Commercial Markets	31.0	31.2	32.7	33.9	35.8	37.6	36.7	36.8	9%
Personal and Other	21.8	21.3	22.4	22.8	23.3	24.5	23.5	25.7	13%
EOP Loans	$108.8	$107.2	$111.6	$116.0	$123.0	$129.0	$127.3	$133.3	15%

Net Interest Revenue (in millions) (1)	$2,551	$2,544	$2,490	$2,577	$2,618	$2,668	$2,687	$2,651	3%
As a % of Average Loans	9.61%	9.51%	9.04%	9.04%	8.90%	8.46%	8.29%	8.03%

Net Credit Losses (in millions)	$289	$303	$333	$342	$277	$298	$295	$304	(11)%
As a % of Average Loans	1.09%	1.13%	1.21%	1.20%	0.94%	0.94%	0.91%	0.92%
Loans 90+ Days Past Due (in millions) (2)	$819	$869	$842	$760	$801	$812	$759	$736	(3)%
As a % of EOP Loans	0.75%	0.81%	0.76%	0.66%	0.66%	0.63%	0.60%	0.56%
Loans 30-89 Days Past Due (in millions) (2)	$1,304	$1,205	$1,277	$1,146	$1,142	$1,088	$974	$1,039	(9)%
As a % of EOP Loans	1.20%	1.12%	1.15%	0.99%	0.94%	0.85%	0.77%	0.79%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts	51.1	50.5	51.0	51.4	51.5	51.9	52.9	53.4	4%
Purchase Sales	$60.1	$63.9	$65.5	$70.5	$64.9	$71.3	$71.4	$74.0	5%

Average Loans (in billions) (3)	$111.6	$108.5	$109.5	$110.6	$110.3	$110.1	$110.2	$109.9	(1)%
EOP Loans (in billions) (3)	$110.2	$109.4	$111.1	$114.1	$109.6	$111.9	$109.4	$113.3	(1)%
Average Yield (4)	14.65%	14.03%	13.52%	13.28%	13.16%	12.89%	12.70%	12.58%
Net Interest Revenue (5)	$3,358	$3,207	$3,184	$3,259	$3,128	$3,128	$3,129	$3,068	(6)%
As a % of Average Loans (5)	12.20%	11.86%	11.54%	11.69%	11.50%	11.40%	11.26%	11.08%
Net Credit Losses	$2,750	$2,619	$2,397	$2,183	$1,831	$1,705	$1,551	$1,427	(35)%
As a % of Average Loans (6)	9.99%	9.68%	8.68%	7.83%	6.73%	6.21%	5.58%	5.15%
Net Credit Margin (6)	$1,518	$1,491	$1,752	$1,878	$2,198	$2,384	$2,577	$2,661	42%
As a % of Average Loans	5.52%	5.51%	6.35%	6.74%	8.08%	8.69%	9.28%	9.61%
Loans 90+ Days Past Due	$3,155	$2,929	$2,590	$2,341	$2,172	$1,971	$1,710	$1,674	(28)%
As a % of EOP Loans	2.86%	2.68%	2.33%	2.05%	1.98%	1.76%	1.56%	1.48%
Loans 30-89 Days Past Due	$3,094	$2,727	$2,543	$2,407	$2,217	$2,024	$1,856	$1,841	(24)%
As a % of EOP Loans	2.81%	2.49%	2.29%	2.11%	2.02%	1.81%	1.70%	1.62%

(1)               Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)               The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Regional Consumer Banking on page 10.

(3)               Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)               Average yield is gross interest revenue earned divided by average loans.

(5)               Net interest revenue includes certain fees that are recorded as interest revenue.

(6)               Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,954	$2,778	$2,734	$2,750	$2,624	$2,590	$2,580	$2,573	(6)%	$11,216	$10,367	(8)%
Non-Interest Revenue	846	916	1,007	805	711	777	838	921	14%	3,574	3,247	(9)%
Total Revenues, Net of Interest Expense	3,800	3,694	3,741	3,555	3,335	3,367	3,418	3,494	(2)%	14,790	13,614	(8)%
Total Operating Expenses	1,621	1,512	1,458	1,572	1,690	1,773	1,811	2,055	31%	6,163	7,329	19%
Net Credit Losses	2,156	2,127	1,970	1,766	1,440	1,306	1,155	1,048	(41)%	8,019	4,949	(38)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(648)	(758)	(653)	(681)	(96)%	(313)	(2,740)	NM
Provision for Unfunded Lending Commitments	1	—	—	—	—	—	—	—	—	1	—	(100)%
Provision for Benefits & Claims	8	5	6	5	6	4	7	5	—	24	22	(8)%
Provision for Loan Losses and for Benefits and Claims	2,169	2,123	2,016	1,423	798	552	509	372	(74)%	7,731	2,231	(71)%
Income from Continuing Operations before Taxes	10	59	267	560	847	1,042	1,098	1,067	91%	896	4,054	NM
Income Taxes (benefits)	(7)	6	90	157	297	356	406	406	NM	246	1,465	NM
Income from Continuing Operations	17	53	177	403	550	686	692	661	64%	650	2,589	NM
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$17	$53	$177	$403	$550	$686	$692	$661	64%	$650	$2,589	NM
Average Assets (in billions of dollars)	$121	$117	$118	$120	$120	$119	$125	$129	8%	$119	$123	3%
Return on Assets	0.06%	0.18%	0.60%	1.33%	1.86%	2.31%	2.20%	2.03%		0.55%	2.10%

Net Credit Losses as a % of Average Loans	7.85%	7.98%	7.39%	6.67%	5.52%	4.94%	4.24%	3.77%

Revenue by Business
Retail Banking	$1,279	$1,324	$1,373	$1,349	$1,188	$1,250	$1,282	$1,391	3%	$5,325	$5,111	(4)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	2,117	2,136	2,103	(5)%	9,465	8,503	(10)%
Total Revenues	$3,800	$3,694	$3,741	$3,555	$3,335	$3,367	$3,418	$3,494	(2)%	$14,790	$13,614	(8)%

Net Credit Losses by Business
Retail Banking	$73	$79	$90	$97	$88	$77	$65	$70	(28)%	$339	$300	(12)%
Citi-Branded Cards	2,083	2,048	1,880	1,669	1,352	1,229	1,090	978	(41)%	7,680	4,649	(39)%
Total Net Credit Losses	$2,156	$2,127	$1,970	$1,766	$1,440	$1,306	$1,155	$1,048	(41)%	$8,019	$4,949	(38)%

Income (loss) from Continuing Operations by Business
Retail Banking	$167	$207	$205	$183	$90	$102	$126	$170	(7)%	$762	$488	(36)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	584	566	491	NM	(112)	2,101	NM
Total	$17	$53	$177	$403	$550	$686	$692	$661	64%	$650	$2,589	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,003	1,002	1,000	1,001	1,000	1,002	1,005	1,016	1%
Accounts (in millions)	13.6	13.4	13.3	13.1	13.0	12.9	12.9	12.7	(3)%
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	$28.3	$29.4	(3)%

Average Deposits	$144.2	$145.5	$144.9	$144.5	$143.6	$144.4	$145.4	$147.0	2%

Average Loans	$32.2	$30.7	$29.7	$29.7	$31.9	$33.6	$35.2	$37.3	26%

EOP Loans:
Real Estate Lending	$24.3	$23.1	$22.3	$23.4	$25.8	$27.2	$29.0	$31.4	34%
Commercial Markets	5.8	5.7	5.8	6.0	6.0	6.2	6.3	6.4	7%
Personal and Other	1.4	1.4	1.3	1.3	1.2	1.1	1.2	1.1	(15)%
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	$36.5	$38.9	27%

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	$17.0	$21.1	(3)%

Third Party Mortgage Servicing Portfolio (EOP)	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	$196.6	$197.9	3%

Net Servicing & Gain/(Loss) on Sale (in millions)	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	$186.5	$295.0	4%

Net Interest Revenue on Loans (in mllions)	$183	$162	$152	$142	$170	$176	$179	$181	27%
As a % of Avg. Loans	2.30%	2.12%	2.03%	1.90%	2.16%	2.10%	2.02%	1.93%

Net Credit Losses (in millions)	$73	$79	$90	$97	$88	$77	$65	$70	(28)%
As a % of Avg. Loans	0.92%	1.03%	1.20%	1.30%	1.12%	0.92%	0.73%	0.74%

Loans 90+ Days Past Due (in millions) (1)	$142	$245	$221	$228	$241	$211	$232	$235	3%
As a % of EOP Loans	0.45%	0.81%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%

Loans 30-89 Days Past Due (in millions) (1)	$236	$241	$243	$212	$185	$209	$217	$213	—
As a % of EOP Loans	0.75%	0.80%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion),  $235 million and ($0.8 billion), $352 million ($0.9 billion), $400 million ($0.9 billion), $512 million ($1.3 billion), and $611 mlllion ($1.3 billion) as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion), $30 million and ($0.8 billion), $52 million ($0.9 billion), $77 million ($0.9 billion), $102 million ($1.3 billion), and $121 million ($1.3 billion) as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 3

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Citi-Branded Cards Key Indicators (in millions of dollars) (1)

EOP Open Accounts	21.8	21.3	21.2	21.1	21.2	21.2	21.6	22.0	4%
Purchase Sales (in billions)	$36.2	$39.3	$39.0	$40.4	$36.3	$39.9	$39.6	$41.2	2%

Average Loans (in billions) (1)	$79.2	$76.2	$76.0	$75.3	$73.9	$72.4	$72.8	$73.1	(3)%

EOP Loans (in billions) (1)	$77.7	$77.2	$76.6	$77.5	$73.2	$73.7	$73.8	$75.9	(2)%

Average Yield (2)	13.01%	12.25%	11.64%	11.30%	11.09%	10.44%	10.29%	10.07%
Net Interest Revenue (3)	$2,103	$1,940	$1,927	$1,914	$1,791	$1,716	$1,721	$1,692	(12)%
As a % of Avg. Loans (3)	10.77%	10.21%	10.06%	10.08%	9.83%	9.51%	9.38%	9.18%
Net Credit Losses	$2,083	$2,048	$1,880	$1,669	$1,352	$1,229	$1,090	$978	(41)%
As a % of Average Loans	10.67%	10.78%	9.81%	8.79%	7.42%	6.81%	5.94%	5.31%
Net Credit Margin (4)	$438	$317	$481	$530	$789	$883	$1,039	$1,121	NM
As a % of Avg. Loans (4)	2.24%	1.67%	2.51%	2.79%	4.33%	4.89%	5.66%	6.08%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,432	$1,205	$1,053	$1,004	(37)%
As a % of EOP Loans	2.97%	2.76%	2.36%	2.06%	1.96%	1.64%	1.43%	1.32%
Loans 30-89 Days Past Due	$2,145	$1,828	$1,687	$1,539	$1,327	$1,132	$1,095	$1,062	(31)%
As a % of EOP Loans	2.76%	2.37%	2.20%	1.99%	1.81%	1.54%	1.48%	1.40%

(1)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          Average Yield is gross interest revenue earned divided by average loans.

(3)          Net interest revenue includes certain fees that are recorded as interest revenue.

(4)          Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$246	$228	$220	$229	$226	$233	$221	$213	(7)%	$923	$893	(3)%
Non-Interest Revenue	157	146	127	150	170	155	142	119	(21)%	580	586	1%
Total Revenues, Net of Interest Expense	403	374	347	379	396	388	363	332	(12)%	1,503	1,479	(2)%
Total Operating Expenses	281	269	305	324	307	340	328	312	(4)%	1,179	1,287	9%
Net Credit Losses	97	84	63	72	49	47	49	27	(63)%	316	172	(46)%
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	NM	(118)	(118)	—
Provision for Unfunded Lending Commitments	—	(4)	—	—	—	3	—	—	—	(4)	3	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	86	34	15	59	15	(5)	17	30	(49)%	194	57	(71)%
Income (loss) from Continuing Operations before Taxes	36	71	27	(4)	74	53	18	(10)	NM	130	135	4%
Income Taxes (benefits)	12	23	10	(6)	26	25	9	(4)	33%	39	56	44%
Income from Continuing Operations	24	48	17	2	48	28	9	(6)	NM	91	79	(13)%
Net Income Attributable to Minority Interests	—	—	(1)	—	—	2	1	(3)	—	(1)	—	100%
Net Income	$24	$48	$18	$2	$48	$26	$8	$(3)	NM	$92	$79	(14)%
Average Assets (in billions of dollars)	$10	$10	$10	$10	$10	$11	$10	$10	—	$10	$10	—
Return on Assets	0.97%	1.93%	0.71%	0.08%	1.95%	0.95%	0.32%	(0.12)%		0.92%	0.79%

Net Credit Losses as a % of Average Loans	5.18%	4.88%	3.57%	4.14%	2.76%	2.51%	2.70%	1.53%

Revenue by Business
Retail Banking	$220	$203	$184	$215	$217	$212	$199	$183	(15)%	$822	$811	(1)%
Citi-Branded Cards	183	171	163	164	179	176	164	149	(9)%	681	668	(2)%
Total	$403	$374	$347	$379	$396	$388	$363	$332	(12)%	$1,503	$1,479	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(24)	$(27)	$3	$(17)	$(21)	$(21)	22%	$(54)	$(56)	(4)%
Citi-Branded Cards	33	42	41	29	45	45	30	15	(48)%	145	135	(7)%
Total	$24	$48	$17	$2	$48	$28	$9	$(6)	NM	$91	$79	(13)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 2

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	310	304	300	298	297	296	294	292	(2)%
Accounts (in millions)	3.7	3.7	3.7	3.7	3.6	3.6	3.7	3.7	—
Average Deposits	$9.7	$8.9	$9.1	$9.2	$9.7	$9.9	$9.6	$9.3	1%
Investment Sales	$0.7	$0.7	$0.6	$0.9	$1.0	$1.0	$1.0	$0.8	(11)%
Investment AUMs	$4.4	$4.1	$4.6	$4.9	$5.3	$5.4	$4.7	$4.6	(6)%
Average Loans	$4.7	$4.2	$4.2	$4.1	$4.3	$4.5	$4.4	$4.3	5%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	100%
Commercial Markets	1.6	1.4	1.7	1.6	1.9	2.0	1.8	1.7	6%
Personal and Other	2.9	2.5	2.6	2.5	2.5	2.5	2.3	2.3	(8)%
Total EOP Loans	$4.6	$4.0	$4.4	$4.2	$4.5	$4.7	$4.3	$4.2	—

Net Interest Revenue (in millions) (1)	$123	$111	$102	$114	$108	$112	$106	$106	(7)%
As a % of Average Loans (1)	10.61%	10.60%	9.64%	11.03%	10.19%	9.98%	9.56%	9.78%
Net Credit Losses (in millions)	$47	$45	$32	$43	$23	$24	$29	$11	(74)%
As a % of Average Loans	4.06%	4.30%	3.02%	4.16%	2.17%	2.14%	2.61%	1.01%
Loans 90+ Days Past Due (in millions)	$108	$109	$105	$84	$76	$76	$65	$58	(31)%
As a % of EOP Loans	2.35%	2.73%	2.39%	2.00%	1.69%	1.62%	1.51%	1.38%
Loans 30-89 Days Past Due (in millions)	$203	$158	$156	$136	$143	$132	$106	$93	(32)%
As a % of EOP Loans	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.47%	2.21%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.6	2.4	2.5	2.5	2.5	2.5	2.6	2.6	4%
Purchase Sales	$2.1	$2.1	$2.3	$2.5	$2.3	$2.7	$2.6	$2.7	8%
Average Loans (2)	$2.9	$2.7	$2.8	$2.8	$2.9	$3.0	$2.8	$2.7	(4)%
EOP Loans (2)	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7	(4)%
Average Yield (3)	20.52%	19.83%	19.94%	20.54%	20.61%	19.86%	20.14%	19.81%	(4)%

Net Interest Revenue (in millions) (4)	$123	$117	$118	$115	$118	$121	$115	$107	(7)%
As a % of Avg. Loans (4)	17.20%	17.38%	16.72%	16.29%	16.50%	16.18%	16.29%	15.72%
Net Credit Losses (in millions)	$50	$39	$31	$29	$26	$23	$20	$16	(45)%
As a % of Average Loans	6.99%	5.79%	4.39%	4.11%	3.64%	3.08%	2.83%	2.35%
Net Credit Margin (in millions) (5)	$133	$132	$132	$135	$153	$153	$144	$133	(1)%
As a % of Avg. Loans (5)	18.60%	19.61%	18.70%	19.13%	21.40%	20.46%	20.40%	19.54%
Loans 90+ Days Past Due (in millions)	$77	$72	$69	$58	$60	$54	$47	$44	(24)%
As a % of EOP Loans	2.66%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%
Loans 30-89 Days Past Due (in millions)	$113	$90	$86	$72	$78	$72	$63	$59	(18)%
As a % of EOP Loans	3.90%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%

(1)    Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)    Average Yield is gross interest revenue earned divided by average loans.

(4)    Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)    Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,449	$1,461	$1,492	$1,566	$1,562	$1,625	$1,656	$1,622	4%	$5,968	$6,465	8%
Non-Interest Revenue	618	647	731	721	735	787	764	732	2%	2,717	3,018	11%
Total Revenues, Net of Interest Expense	2,067	2,108	2,223	2,287	2,297	2,412	2,420	2,354	3%	8,685	9,483	9%
Total Operating Expenses	1,172	1,291	1,287	1,409	1,361	1,490	1,481	1,402	—	5,159	5,734	11%
Net Credit Losses	509	457	451	451	407	425	406	446	(1)%	1,868	1,684	(10)%
Credit Reserve Build / (Release)	(138)	(240)	(298)	(147)	(147)	(21)	63	38	NM	(823)	(67)	92%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	32	(14)%	127	130	2%
Provision for Loan Losses and for Benefits and Claims	407	239	185	341	298	426	507	516	51%	1,172	1,747	49%
Income from Continuing Operations before Taxes	488	578	751	537	638	496	432	436	(19)%	2,354	2,002	(15)%
Income Taxes	123	112	219	111	160	94	88	59	(47)%	565	401	(29)%
Income from Continuing Operations	365	466	532	426	478	402	344	377	(12)%	1,789	1,601	(11)%
Net Income (loss) Attributable to Minority Interests	(5)	—	(3)	—	(2)	1	—	1	—	(8)	—	100%
Net Income	$370	$466	$535	$426	$480	$401	$344	$376	(12)%	$1,797	$1,601	(11)%
Average Assets (in billions of dollars)	$71	$72	$73	$74	$77	$84	$80	$78	5%	$73	$80	10%
Return on Assets	2.11%	2.60%	2.91%	2.28%	2.53%	1.91%	1.71%	1.91%		2.46%	2.00%

Net Credit Losses as a % of Average Loans	7.09%	6.07%	5.72%	5.42%	4.78%	4.59%	4.37%	4.81%

Revenue by Business
Retail Banking	$1,187	$1,227	$1,290	$1,330	$1,336	$1,402	$1,397	$1,347	1%	$5,034	$5,482	9%
Citi-Branded Cards	880	881	933	957	961	1,010	1,023	1,007	5%	3,651	4,001	10%
Total	$2,067	$2,108	$2,223	$2,287	$2,297	$2,412	$2,420	$2,354	3%	$8,685	$9,483	9%

Income (loss) from Continuing Operations by Business
Retail Banking	$232	$250	$251	$205	$299	$242	$173	$209	2%	$938	$923	(2)%
Citi-Branded Cards	133	216	281	221	179	160	171	168	(24)%	851	678	(20)%
Total	$365	$466	$532	$426	$478	$402	$344	$377	(12)%	$1,789	$1,601	(11)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,145	2,151	2,161	2,190	2,196	2,210	2,215	2,221	1%
Accounts (in millions)	26.7	27.0	27.2	27.5	27.8	28.4	28.8	29.2	6%
Average Deposits	$39.6	$39.9	$40.6	$42.6	$45.6	$48.3	$46.1	$44.8	5%
Investment Sales	$14.5	$13.1	$10.6	$10.0	$13.1	$12.9	$12.0	$12.1	21%
Investment AUMs	$37.9	$39.1	$43.2	$45.0	$47.4	$50.5	$44.3	$47.0	4%
Average Loans	$17.4	$18.2	$19.0	$20.0	$21.1	$23.1	$23.1	$23.2	16%
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	$4.3	$4.4	5%
Commercial Markets	9.7	9.7	10.1	10.5	11.0	11.9	11.1	11.3	8%
Personal and Other	5.1	5.1	5.6	5.7	6.3	7.0	6.6	8.3	46%
Total EOP Loans	$18.4	$18.5	$19.6	$20.4	$22.0	$23.7	$22.0	$24.0	18%

Net Interest Revenue (in millions) (1)	$781	$784	$805	$842	$864	$877	$908	$892	6%
As a % of Avg. Loans (1)	18.20%	17.28%	16.81%	16.70%	16.61%	15.23%	15.59%	15.25%
Net Credit Losses (in millions)	$91	$96	$129	$123	$103	$117	$113	$142	15%
As a % of Average Loans	2.12%	2.12%	2.69%	2.44%	1.98%	2.03%	1.94%	2.43%
Loans 90+ Days Past Due (in millions)	$323	$308	$290	$223	$249	$259	$239	$221	(1)%
As a % of EOP Loans	1.76%	1.66%	1.48%	1.09%	1.13%	1.09%	1.09%	0.92%
Loans 30-89 Days Past Due (in millions)	$389	$336	$402	$265	$323	$301	$266	$289	9%
As a % of EOP Loans	2.11%	1.82%	2.05%	1.30%	1.47%	1.27%	1.21%	1.20%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts (in millions)	11.9	11.9	12.3	12.4	12.5	12.6	12.9	12.9	4%
Purchase Sales (in billions)	$7.3	$7.5	$8.2	$9.6	$9.1	$10.0	$10.3	$10.8	13%
Average Loans (in billions) (2)	$11.7	$12.0	$12.3	$13.0	$13.4	$14.0	$13.8	$13.6	5%
EOP Loans (in billions) (2)	$12.1	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	2%
Average Yield (3)	25.40%	23.82%	23.24%	22.62%	22.19%	22.83%	22.92%	23.52%	4%

Net Interest Revenue (4)	$668	677	$687	$724	$698	748	$748	$730	1%
As a % of Avg. Loans (4)	23.15%	22.63%	22.16%	22.10%	21.13%	21.43%	21.50%	21.30%
Net Credit Losses	$418	361	$322	328	$304	308	$293	304	(7)%
As a % of Average Loans	14.49%	12.07%	10.39%	10.01%	9.20%	8.82%	8.42%	8.87%
Net Credit Margin (5)	$462	$520	$611	$629	$657	$702	$730	$703	12%
As a % of Avg. Loans (5)	16.01%	17.38%	19.71%	19.20%	19.88%	20.11%	20.99%	20.51%
Loans 90+ Days Past Due	$510	$481	$472	$446	$445	$462	$396	$412	(8)%
As a % of EOP Loans	4.21%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%
Loans 30-89 Days Past Due	$475	$485	$442	$456	$454	$469	$398	$399	(13)%
As a % of EOP Loans	3.93%	4.04%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%

(1)   Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average Yield is gross interest revenue earned divided by average loans.

(4)   Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,255	$1,292	$1,229	$1,301	$1,324	$1,349	$1,360	$1,332	2%	$5,077	$5,365	6%
Non-Interest Revenue	541	548	605	625	572	677	707	688	10%	2,319	2,644	14%
Total Revenues, Net of Interest Expense	1,796	1,840	1,834	1,926	1,896	2,026	2,067	2,020	5%	7,396	8,009	8%
Total Operating Expenses	919	961	1,035	1,131	1,119	1,167	1,133	1,164	3%	4,046	4,583	13%
Net Credit Losses	277	254	246	236	212	225	236	210	(11)%	1,013	883	(13)%
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	NM	(287)	(63)	78%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	239	142	152	193	177	206	196	241	25%	726	820	13%
Income from Continuing Operations before Taxes	638	737	647	602	600	653	738	615	2%	2,624	2,606	(1)%
Income Taxes	73	174	151	95	140	168	171	200	NM	493	679	38%
Income from Continuing Operations	565	563	496	507	460	485	567	415	(18)%	2,131	1,927	(10)%
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$565	$563	$496	$507	$460	$485	$567	$415	(18)%	$2,131	$1,927	(10)%
Average Assets (in billions of dollars)	$105	$105	$108	$113	$118	$123	$123	$122	8%	$108	$122	13%
Return on Assets	2.18%	2.15%	1.82%	1.78%	1.58%	1.58%	1.83%	1.35%		1.97%	1.58%

Net Credit Losses as a % of Average Loans	1.58%	1.42%	1.30%	1.19%	1.05%	1.05%	1.08%	0.96%

Revenue by Business
Retail Banking	$1,112	$1,147	$1,142	$1,185	$1,148	$1,235	$1,255	$1,187	—	$4,586	$4,825	5%
Citi-Branded Cards	684	693	692	741	748	791	812	833	12%	2,810	3,184	13%
Total	$1,796	$1,840	$1,834	$1,926	$1,896	$2,026	$2,067	$2,020	5%	$7,396	$8,009	8%

Income from Continuing Operations by Business
Retail Banking	$409	$371	$323	$333	$280	$306	$356	$232	(30)%	$1,436	$1,174	(18)%
Citi-Branded Cards	156	192	173	174	180	179	211	183	5%	695	753	8%
Total	$565	$563	$496	$507	$460	$485	$567	$415	(18)%	$2,131	$1,927	(10)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 2

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	704	707	711	707	699	673	671	(6)%
Accounts (in millions)	16.1	16.0	16.3	16.1	16.2	16.3	16.5	16.3	1%
Average Deposits	$95.7	$97.1	$101.0	$105.6	$108.1	$111.9	$112.1	$109.8	4%
Investment Sales	$8.9	$9.6	$10.1	$12.8	$11.3	$10.6	$8.5	$6.0	(53)%
Investment AUMs	$45.9	$44.8	$47.8	$50.2	$51.3	$51.9	$45.0	$45.2	(10)%
Average Loans	$53.4	$54.2	$56.4	$59.3	$62.0	$65.3	$65.9	$66.1	11%
EOP Loans:
Real Estate Lending	$28.0	$27.8	$30.2	$31.6	$33.3	$34.7	$33.6	$34.8	10%
Commercial Markets	13.9	14.4	15.1	15.8	16.9	17.5	17.5	17.4	10%
Personal and Other	12.4	12.3	12.9	13.3	13.3	13.9	13.4	14.0	5%
Total EOP Loans	$54.3	$54.5	$58.2	$60.7	$63.5	$66.1	$64.5	$66.2	9%

Net Interest Revenue (in millions) (1)	$791	$819	$777	$795	$803	$806	$815	$793	—
As a % of Avg. Loans (1)	6.01%	6.06%	5.47%	5.32%	5.25%	4.95%	4.91%	4.76%
Net Credit Losses (in millions)	$78	$83	$82	$79	$63	$80	$88	$81	3%
As a % of Average Loans	0.59%	0.61%	0.58%	0.53%	0.41%	0.49%	0.53%	0.49%
Loans 90+ Days Past Due (in millions)	$246	$207	$226	$225	$235	$266	$223	$222	(1)%
As a % of EOP Loans	0.45%	0.38%	0.39%	0.37%	0.37%	0.40%	0.35%	0.34%
Loans 30-89 Days Past Due (in millions)	$476	$470	$476	$533	$491	$446	$385	$444	(17)%
As a % of EOP Loans	0.88%	0.86%	0.82%	0.88%	0.77%	0.67%	0.60%	0.67%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts (in millions)	14.8	14.9	15.0	15.3	15.4	15.6	15.8	15.9	4%
Purchase Sales (in billions)	$14.5	$15.0	$16.0	$18.0	$17.2	$18.7	$18.9	$19.3	7%
Average Loans (in billions) (2)	$17.8	$17.6	$18.4	$19.5	$20.1	$20.7	$20.8	$20.5	5%
EOP Loans (in billions) (2)	$17.5	$17.6	$19.0	$20.4	$20.0	$21.0	$20.0	$21.0	3%
Average Yield (3)	13.95%	14.14%	13.81%	13.62%	13.69%	13.71%	13.39%	13.30%	(2)%

Net Interest Revenue (4)	$464	473	$452	$506	$521	543	$545	$539	7%
As a % of Avg. Loans (4)	10.57%	10.78%	9.75%	10.29%	10.51%	10.52%	10.40%	10.43%
Net Credit Losses	$199	$171	$164	$157	$149	$145	$148	$129	(18)%
As a % of Average Loans	4.53%	3.90%	3.54%	3.19%	3.01%	2.81%	2.82%	2.50%
Net Credit Margin (5)	$485	$522	$528	$584	$599	$646	$664	$704	21%
As a % of Avg. Loans (5)	11.05%	11.90%	11.38%	11.88%	12.09%	12.52%	12.67%	13.62%
Loans 90+ Days Past Due	$264	$246	$242	$240	$235	$250	$214	$214	(11)%
As a % of EOP Loans	1.51%	1.40%	1.27%	1.18%	1.18%	1.19%	1.07%	1.02%
Loans 30-89 Days Past Due	$361	$324	$328	$340	$358	$351	$300	$321	(6)%
As a % of EOP Loans	2.06%	1.84%	1.73%	1.67%	1.79%	1.67%	1.50%	1.53%

(1)     Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)     Average Yield is gross interest revenue earned divided by average loans.

(4)     Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)     Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Commissions and Fees	$1,108	$1,086	$1,016	$1,056	$1,132	$1,132	$1,159	$1,024	(3)%	4,266	4,447	4%
Administration and Other Fiduciary Fees	721	617	674	739	746	732	649	648	(12)%	2,751	2,775	1%
Investment Banking	953	592	829	1,146	793	1,001	590	645	(44)%	3,520	3,029	(14)%
Principal Transactions	3,307	1,777	1,539	(1,056)	2,260	1,288	1,665	(340)	68%	5,567	4,873	(12)%
Other	471	480	346	384	(76)	253	1,528	112	(71)%	1,681	1,817	8%
Total Non-Interest Revenue	6,560	4,552	4,404	2,269	4,855	4,406	5,591	2,089	(8)%	17,785	16,941	(5)%
Net Interest Revenue (including Dividends)	3,896	3,921	3,740	3,844	3,725	3,749	3,846	3,725	(3)%	15,401	15,045	(2)%
Total Revenues, Net of Interest Expense	10,456	8,473	8,144	6,113	8,580	8,155	9,437	5,814	(5)%	33,186	31,986	(4)%
Total Operating Expenses	4,602	5,143	4,846	5,006	5,124	5,292	5,025	5,246	5%	19,597	20,687	6%
Net Credit Losses	103	43	290	137	210	150	87	172	26%	573	619	8%
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	45	48	—	(29)	89	NM
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	27%	(626)	(556)	11%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(82)	(211)	264	(53)	(180)	86	164	82	NM	(82)	152	NM
Income from Continuing Operations before Taxes	5,936	3,541	3,034	1,160	3,636	2,777	4,248	486	(58)%	13,671	11,147	(18)%
Income Taxes (Benefits)	1,818	932	723	26	1,077	710	1,214	(156)	NM	3,499	2,845	(19)%
Income from Continuing Operations	4,118	2,609	2,311	1,134	2,559	2,067	3,034	642	(43)%	10,172	8,302	(18)%
Net Income Attributable to Minority Interests	26	20	34	51	13	9	5	29	(43)%	131	56	(57)%
Net Income	$4,092	$2,589	$2,277	$1,083	$2,546	$2,058	$3,029	$613	(43)%	$10,041	$8,246	(18)%
Average Assets (in billions of dollars)	$926	$946	$943	$977	$998	$1,044	$1,043	$1,009	3%	$948	$1,024	8%
Return on Assets	1.79%	1.10%	0.96%	0.44%	1.03%	0.79%	1.15%	0.24%		1.06%	0.81%

Revenue by Region
North America	$4,193	$3,263	$2,824	$1,598	$2,937	$2,734	$3,065	$1,264	(21)%	$11,878	$10,000	(16)%
EMEA	3,350	2,611	2,570	1,674	2,898	2,540	3,192	2,077	24%	10,205	10,707	5%
Latin America	960	924	1,032	1,147	1,002	1,117	961	989	(14)%	4,063	4,069	—
Asia	1,953	1,675	1,718	1,694	1,743	1,764	2,219	1,484	(12)%	7,040	7,210	2%
Total	$10,456	$8,473	$8,144	$6,113	$8,580	$8,155	$9,437	$5,814	(5)%	$33,186	$31,986	(4)%

Income from Continuing Operations by Region
North America	$1,583	$973	$557	$(119)	$572	$474	$787	$(375)	NM	$2,994	$1,458	(51)%
EMEA	1,323	675	805	227	1,044	632	1,026	448	97%	3,030	3,150	4%
Latin America	422	361	451	521	448	458	377	340	(35)%	1,755	1,623	(8)%
Asia	790	600	498	505	495	503	844	229	(55)%	2,393	2,071	(13)%
Total	$4,118	$2,609	$2,311	$1,134	$2,559	$2,067	$3,034	$642	(43)%	$10,172	$8,302	(18)%

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	$68	70	74	12%	$67	$69	3%
EMEA	37	37	38	40	42	48	48	50	25%	38	47	24%
Latin America	23	22	23	24	25	29	30	32	33%	23	29	26%
Asia	30	35	38	42	45	49	54	58	38%	36	52	44%
Total	$158	$162	$165	$172	$178	$194	$202	$214	24%	$164	$197	20%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,503	$2,515	$2,301	$2,404	$2,287	$2,270	$2,347	$2,212	(8)%	$9,723	$9,116	(6)%
Non-Interest Revenue	5,508	3,447	3,300	1,137	3,733	3,211	4,376	981	(14)%	13,392	12,301	(8)%
Total Revenues, Net of Interest Expense	8,011	5,962	5,601	3,541	6,020	5,481	6,723	3,193	(10)%	23,115	21,417	(7)%
Total Operating Expenses	3,439	3,962	3,610	3,682	3,805	3,901	3,582	3,740	2%	14,693	15,028	2%
Net Credit Losses	102	42	289	134	203	151	70	178	33%	567	602	6%
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	54	36	—	(29)	86	NM
Credit Reserve Build / (Release)	(158)	(199)	(11)	(194)	(394)	(83)	50	(145)	25%	(562)	(572)	(2)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(64)	(179)	279	(60)	(187)	60	174	69	NM	(24)	116	NM
Income (Loss) from Continuing Operations before Taxes	4,636	2,179	1,712	(81)	2,402	1,520	2,967	(616)	NM	8,446	6,273	(26)%
Income Taxes (Benefits)	1,457	501	327	(338)	694	331	830	(477)	(41)%	1,947	1,378	(29)%
Income (Loss) from Continuing Operations	3,179	1,678	1,385	257	1,708	1,189	2,137	(139)	NM	6,499	4,895	(25)%
Net Income Attributable to Minority Interests	21	15	29	45	9	4	—	24	(47)%	110	37	(66)%
Net Income (Loss)	$3,158	$1,663	$1,356	$212	$1,699	$1,185	$2,137	$(163)	NM	$6,389	$4,858	(24)%
Average Assets (in billions of dollars)	827	846	834	857	874	913	910	876	2%	841	894	6%
Return on Assets	1.55%	0.79%	0.65%	0.10%	0.79%	0.52%	0.93%	(0.07)%		0.76%	0.54%

Revenue Details:
Investment Banking:
Advisory	$198	$88	$237	$197	$143	$198	$184	$159	(19)%	$720	$684	(5)%
Equity Underwriting	224	157	152	404	204	272	106	90	(78)%	937	672	(28)%
Debt Underwriting	635	429	541	566	504	615	446	389	(31)%	2,171	1,954	(10)%
Total Investment Banking	1,057	674	930	1,167	851	1,085	736	638	(45)%	3,828	3,310	(14)%
Lending	250	530	(11)	193	252	356	1,030	164	(15)%	962	1,802	87%
Equity Markets	1,213	652	1,040	596	1,070	812	634	240	(60)%	3,501	2,756	(21)%
Fixed Income Markets	5,380	3,715	3,501	1,481	3,795	3,033	3,802	1,633	10%	14,077	12,263	(13)%
Private Bank	494	512	497	501	515	555	557	519	4%	2,004	2,146	7%
Other Securities and Banking	(383)	(121)	(356)	(397)	(463)	(360)	(36)	(1)	100%	(1,257)	(860)	32%
Total Securities and Banking Revenues	$8,011	$5,962	$5,601	$3,541	$6,020	$5,481	$6,723	$3,193	(10)%	$23,115	$21,417	(7)%

Credit Valuation Adjustment (DVA/CVA) {included in lines above}	285	255	99	(1,038)	(229)	147	1,888	(74)	93%	(399)	1,732	NM
Total Revenues Excluding DVA/CVA	$7,726	$5,707	$5,502	$4,579	$6,249	$5,334	$4,835	$3,267	(29)%	$23,514	$19,685	(16)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,393	$1,406	$1,439	$1,440	$1,438	$1,479	$1,499	$1,513	5%	$5,678	$5,929	4%
Non-Interest Revenue	1,052	1,105	1,104	1,132	1,122	1,195	1,215	1,108	(2)%	4,393	4,640	6%
Total Revenues, Net of Interest Expense	2,445	2,511	2,543	2,572	2,560	2,674	2,714	2,621	2%	10,071	10,569	5%
Total Operating Expenses	1,163	1,181	1,236	1,324	1,319	1,391	1,443	1,506	14%	4,904	5,659	15%
Net Credit Losses	1	1	1	3	7	(1)	17	(6)	NM	6	17	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(9)	12	—	—	3	—
Credit Reserve Build / (Release)	(19)	(33)	(16)	4	—	27	(18)	7	75%	(64)	16	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(18)	(32)	(15)	7	7	26	(10)	13	86%	(58)	36	NM
Income from Continuing Operations before Taxes	1,300	1,362	1,322	1,241	1,234	1,257	1,281	1,102	(11)%	5,225	4,874	(7)%
Income Taxes	361	431	396	364	383	379	384	321	(12)%	1,552	1,467	(5)%
Income from Continuing Operations	939	931	926	877	851	878	897	781	(11)%	3,673	3,407	(7)%
Net Income Attributable to Minority Interests	5	5	5	6	4	5	5	5	—	21	19	(10)%
Net Income	$934	$926	$921	$871	$847	$873	$892	$776	(11)%	$3,652	$3,388	(7)%
Average Assets (in billions of dollars)	$99	$100	$109	$120	$124	$131	$133	$133	11%	$107	$130	21%
Return on Assets	3.83%	3.71%	3.35%	2.88%	2.77%	2.67%	2.66%	2.31%		3.41%	2.61%

Revenue Details
Treasury and Trade Solutions	$1,789	$1,814	$1,854	$1,841	$1,843	$1,933	$1,950	$1,962	7%	7,298	7,688	5%
Securities and Fund Services	656	697	689	731	717	741	764	659	(10)%	2,773	2,881	4%
Total	$2,445	$2,511	$2,543	$2,572	$2,560	$2,674	$2,714	$2,621	2%	$10,071	$10,569	5%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$72	74	81	78	$79	85	91	94	21%	$75	$86	15%
EMEA	106	106	111	116	118	119	115	118	2%	110	118	7%
Latin America	26	25	26	29	32	33	34	35	21%	27	34	26%
Asia	115	115	122	130	126	128	125	121	(7)%	121	125	3%
Total	$319	$320	$340	$353	$355	$365	$365	$368	4%	$333	$363	9%

EOP Assets Under Custody (in trillions of dollars)	$11.8	$11.3	$12.4	$12.6	$13.0	$13.5	$12.5	$12.5	(1)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$4,484	$4,305	$3,962	$4,007	$3,855	$3,711	$3,773	$3,676	(8)%	$16,758	$15,015	(10)%
Non-Interest Revenue	3,509	2,652	2,603	1,146	2,417	2,390	2,710	1,082	(6)%	9,910	8,599	(13)%
Total Revenues, Net of Interest Expense	7,993	6,957	6,565	5,153	6,272	6,101	6,483	4,758	(8)%	26,668	23,614	(11)%
Total Operating Expenses	3,462	3,596	3,351	3,561	3,774	3,878	3,724	4,055	14%	13,970	15,431	10%
Net Credit Losses	2,231	2,144	2,240	1,841	1,595	1,424	1,195	1,124	(39)%	8,456	5,338	(37)%
Credit Reserve Build / (Release)	(25)	(72)	215	(478)	(722)	(748)	(569)	(723)	(51)%	(360)	(2,762)	NM
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	—	58	36	NM	(25)	103	NM
Provision for Benefits & Claims	8	5	6	5	6	4	7	5	—	24	22	(8)%
Provision for Credit Losses and for Benefits and Claims	2,213	2,057	2,456	1,369	888	680	691	442	(68)%	8,095	2,701	(67)%
Income from Continuing Operations before Taxes	2,318	1,304	758	223	1,610	1,543	2,068	261	17%	4,603	5,482	19%
Income Taxes	718	278	24	(61)	488	383	589	(25)	59%	959	1,435	50%
Income from Continuing Operations	1,600	1,026	734	284	1,122	1,160	1,479	286	1%	3,644	4,047	11%
Net Income (loss) Attributable to Minority Interests	5	1	14	33	(8)	(7)	(17)	3	(91)%	53	(29)	NM
Net Income	$1,595	$1,025	$720	$251	$1,130	$1,167	$1,496	$283	13%	$3,591	$4,076	14%
Average Assets (in billions of dollars)	$544	$551	$519	$527	$545	$551	$545	$542	3%	$535	$546	2%
Return on Assets	1.19%	0.75%	0.55%	0.19%	0.84%	0.85%	1.09%	0.21%		0.67%	0.75%

Revenue by Business
Retail Banking	$1,279	$1,324	$1,373	$1,349	$1,188	$1,250	$1,282	$1,391	3%	$5,325	$5,111	(4)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	2,117	2,136	2,103	(5)%	9,465	8,503	(10)%
Regional Consumer Banking	3,800	3,694	3,741	3,555	3,335	3,367	3,418	3,494	(2)%	14,790	13,614	(8)%
Securities and Banking	3,553	2,628	2,203	1,009	2,328	2,125	2,445	660	(35)%	9,393	7,558	(20)%
Transaction Services	640	635	621	589	609	609	620	604	3%	2,485	2,442	(2)%
Total Revenues	$7,993	$6,957	$6,565	$5,153	$6,272	$6,101	$6,483	$4,758	(8)%	$26,668	$23,614	(11)%

Income (loss) from Continuing Operations by Business
Retail Banking	$167	$207	$205	$183	$90	$102	$126	$170	(7)%	$762	$488	(36)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	584	566	491	NM	(112)	2,101	NM
Regional Consumer Banking	17	53	177	403	550	686	692	661	64%	650	2,589	NM
Securities and Banking	1,423	816	430	(204)	458	337	666	(450)	NM	2,465	1,011	(59)%
Transaction Services	160	157	127	85	114	137	121	75	(12)%	529	447	(16)%
Total	$1,600	$1,026	$734	$284	$1,122	$1,160	$1,479	$286	1%	$3,644	$4,047	11%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,174	$1,203	$1,215	$1,210	$1,168	$1,073	$1,168	$1,163	(4)%	$4,802	$4,572	(5)%
Non-Interest Revenue	2,579	1,782	1,702	843	2,126	1,855	2,387	1,246	48%	6,906	7,614	10%
Total Revenues, Net of Interest Expense	3,753	2,985	2,917	2,053	3,294	2,928	3,555	2,409	17%	11,708	12,186	4%
Total Operating Expenses	1,788	2,058	1,821	1,849	1,891	2,006	1,966	2,012	9%	7,516	7,875	5%
Net Credit Losses	116	94	82	124	92	72	86	112	(10)%	416	362	(13)%
Credit Reserve Build / (Release)	(174)	(165)	(150)	(45)	(274)	(105)	(30)	(164)	NM	(534)	(573)	(7)%
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	(5)	(4)	12	NM	(6)	(2)	67%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(64)	(76)	(62)	78	(187)	(38)	52	(40)	NM	(124)	(213)	(72)%
Income from Continuing Operations before Taxes	2,029	1,003	1,158	126	1,590	960	1,537	437	NM	4,316	4,524	5%
Income Taxes	682	280	336	(103)	498	300	502	(5)	95%	1,195	1,295	—
Income from Continuing Operations	1,347	723	822	229	1,092	660	1,035	442	93%	3,121	3,229	3%
Net Income Attributable to Minority Interests	20	17	17	17	21	17	22	22	29%	71	82	15%
Net Income	$1,327	$706	$805	$212	$1,071	$643	$1,013	$420	98%	$3,050	$3,147	3%
Average Assets (in billions of dollars)	$241	$241	$259	$269	$263	$297	$310	$300	12%	$253	$293	16%
Return on Assets	2.23%	1.18%	1.23%	0.31%	1.65%	0.87%	1.30%	0.56%		1.21%	1.07%

Revenue by Business
Retail Banking	$220	$203	$184	$215	$217	$212	$199	$183	(15)%	$822	$811	(1)%
Citi-Branded Cards	183	171	163	164	179	176	164	149	(9)%	681	668	(2)%
Regional Consumer Banking	403	374	347	379	396	388	363	332	(12)%	$1,503	$1,479	(2)%
Securities and Banking	2,517	1,763	1,735	834	2,061	1,642	2,299	1,219	46%	6,849	7,221	5%
Transaction Services	833	848	835	840	837	898	893	858	2%	3,356	3,486	4%
Total	$3,753	$2,985	$2,917	$2,053	$3,294	$2,928	$3,555	$2,409	17%	$11,708	$12,186	4%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(24)	$(27)	$3	$(17)	$(21)	$(21)	22%	$(54)	$(56)	(4)%
Citi-Branded Cards	33	42	41	29	45	45	30	15	(48)%	145	135	(7)%
Regional Consumer Banking	24	48	17	2	48	28	9	(6)	NM	$91	$79	(13)%
Securities and Banking	1,020	355	499	(69)	766	343	737	162	NM	1,805	2,008	11%
Transaction Services	303	320	306	296	278	289	289	286	(3)%	1,225	1,142	(7)%
Total	$1,347	$723	$822	$229	$1,092	$660	$1,035	$442	93%	$3,121	$3,229	3%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,189	$2,176	$2,248	$2,395	$2,357	$2,478	$2,412	$2,360	(1)%	$9,008	$9,607	7%
Non-Interest Revenue	838	856	1,007	1,039	942	1,051	969	983	(5)%	3,740	3,945	5%
Total Revenues, Net of Interest Expense	3,027	3,032	3,255	3,434	3,299	3,529	3,381	3,343	(3)%	12,748	13,552	6%
Total Operating Expenses	1,525	1,673	1,692	1,834	1,787	1,921	1,921	1,866	2%	6,724	7,495	11%
Net Credit Losses	511	471	452	462	411	423	413	458	(1)%	1,896	1,705	(10)%
Credit Reserve Build / (Release)	(153)	(256)	(353)	(156)	(239)	(13)	31	58	NM	(918)	(163)	82%
Provision Unfunded Lending Commitments	—	—	—	—	—	—	(9)	—	—	—	(9)	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	32	(14)%	127	130	2%
Provision for Credit Losses and for Benefits and Claims	394	237	131	343	210	432	473	548	60%	1,105	1,663	50%
Income from Continuing Operations before Taxes	1,108	1,122	1,432	1,257	1,302	1,176	987	929	(26)%	4,919	4,394	(11)%
Income Taxes	321	295	449	310	376	316	266	212	(32)%	1,375	1,170	(15)%
Income from Continuing Operations	787	827	983	947	926	860	721	717	(24)%	3,544	3,224	(9)%
Net Income (loss) Attributable to Minority Interests	(5)	1	(2)	—	(3)	1	—	1	—	(6)	(1)	83%
Net Income	$792	$826	$985	$947	$929	$859	$721	$716	(24)%	$3,550	$3,225	(9)%
Average Assets (in billions of dollars)	$146	$149	$150	$159	$171	$177	$169	$162	2%	$151	$170	13%
Return on Assets	2.20%	2.22%	2.61%	2.36%	2.20%	1.95%	1.69%	1.75%		2.35%	1.90%

Revenue by Business
Retail Banking	$1,187	$1,227	$1,290	$1,330	$1,336	$1,402	$1,397	$1,347	1%	$5,034	$5,482	9%
Citi-Branded Cards	880	881	933	957	961	1,010	1,023	1,007	5%	3,651	4,001	10%
Regional Consumer Banking	2,067	2,108	2,223	2,287	2,297	2,412	2,420	2,354	3%	$8,685	$9,483	9%
Securities and Banking	611	561	643	732	586	681	519	578	(21)%	2,547	2,364	(7)%
Transaction Services	349	363	389	415	416	436	442	411	(1)%	1,516	1,705	12%
Total	$3,027	$3,032	$3,255	$3,434	$3,299	$3,529	$3,381	$3,343	(3)%	$12,748	$13,552	6%

Income from Continuing Operations by Business
Retail Banking	$232	$250	$251	$205	$299	$242	$173	$209	2%	$938	$923	(2)%
Citi-Branded Cards	133	216	281	221	179	160	171	168	(24)%	851	678	(20)%
Regional Consumer Banking	365	466	532	426	478	402	344	377	(12)%	$1,789	$1,601	(11)%
Securities and Banking	266	204	277	344	274	297	208	199	(42)%	1,091	978	(10)%
Transaction Services	156	157	174	177	174	161	169	141	(20)%	664	645	(3)%
Total	$787	$827	$983	$947	$926	$860	$721	$717	(24)%	$3,544	$3,224	(9)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,953	$1,996	$1,990	$2,078	$2,081	$2,284	$2,310	$2,266	9%	$8,017	$8,941	12%
Non-Interest Revenue	1,796	1,519	1,562	1,542	1,558	1,506	1,976	1,238	(20)%	6,419	6,278	(2)%
Total Revenues, Net of Interest Expense	3,749	3,515	3,552	3,620	3,639	3,790	4,286	3,504	(3)%	14,436	15,219	5%
Total Operating Expenses	1,820	1,849	2,067	2,198	2,149	2,257	2,167	2,246	2%	7,934	8,819	11%
Net Credit Losses	284	256	246	235	220	234	239	209	(11)%	1,021	902	(12)%
Credit Reserve Build / (Release)	(8)	(146)	(139)	(62)	(23)	(43)	(62)	82	NM	(355)	(46)	87%
Provision for Unfunded Lending Commitments	—	(1)	—	—	—	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	276	109	107	173	197	191	177	291	68%	665	856	29%
Income from Continuing Operations before Taxes	1,653	1,557	1,378	1,249	1,293	1,342	1,942	967	(23)%	5,837	5,544	(5)%
Income Taxes	298	394	384	237	338	354	531	323	36%	1,313	1,546	18%
Income from Continuing Operations	1,355	1,163	994	1,012	955	988	1,411	644	(36)%	4,524	3,998	(12)%
Net Income Attributable to Minority Interests	1	1	1	1	1	1	1	1	—	4	4	—
Net Income	$1,354	$1,162	$993	$1,011	$954	$987	$1,410	$643	(36)%	$4,520	$3,994	(12)%
Average Assets (in billions of dollars)	$302	$309	$324	$339	$344	$356	$357	$344	1%	$319	$350	10%
Return on Assets	1.82%	1.51%	1.22%	1.18%	1.12%	1.11%	1.57%	0.74%		1.42%	1.14%

Revenue by Business
Retail Banking	$1,112	$1,147	$1,142	$1,185	$1,148	$1,235	$1,255	$1,187	—	$4,586	$4,825	5%
Citi-Branded Cards	684	693	692	741	748	791	812	833	12%	2,810	3,184	13%
Regional Consumer Banking	1,796	1,840	1,834	1,926	1,896	2,026	2,067	2,020	5%	$7,396	$8,009	8%
Securities and Banking	1,330	1,010	1,020	966	1,045	1,033	1,460	736	(24)%	4,326	4,274	(1)%
Transaction Services	623	665	698	728	698	731	759	748	3%	2,714	2,936	8%
Total	$3,749	$3,515	$3,552	$3,620	$3,639	$3,790	$4,286	$3,504	(3)%	$14,436	$15,219	5%

Income from Continuing Operations by Business
Retail Banking	$409	$371	$323	$333	$280	$306	$356	$232	(30)%	$1,436	$1,174	(18)%
Citi-Branded Cards	156	192	173	174	180	179	211	183	5%	695	753	8%
Regional Consumer Banking	565	563	496	507	460	485	567	415	(18)%	$2,131	$1,927	(10)%
Securities and Banking	470	303	179	186	210	212	526	(50)	NM	1,138	898	(21)%
Transaction Services	320	297	319	319	285	291	318	279	(13)%	1,255	1,173	(7)%
Total	$1,355	$1,163	$994	$1,012	$955	$988	$1,411	$644	(36)%	$4,524	$3,998	(12)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Net interest revenue	$4,375	$3,971	$3,519	$2,908	$2,630	$2,652	$2,473	$2,532	(13)%	14,773	10,287	(30)%
Non-interest revenue	2,175	948	334	1,057	653	1,359	353	244	(77)%	4,514	2,609	(42)%
Total revenues, net of interest expense	6,550	4,919	3,853	3,965	3,283	4,011	2,826	2,776	(30)%	19,287	12,896	(33)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	5,241	4,998	4,640	4,191	3,950	2,995	2,581	2,205	(47)%	19,070	11,731	(38)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	(1,057)	(835)	(716)	51%	(3,500)	(4,720)	(35)%
Provision for loan losses	5,581	4,198	3,073	2,718	1,838	1,938	1,746	1,489	(45)%	15,570	7,011	(55)%
Provision for Benefits & Claims	243	185	189	196	216	193	215	196	—	813	820	1%
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	(8)	(3)	(51)	(38)%	(82)	(41)	50%
Total provisions for credit losses and for benefits and claims	5,798	4,338	3,288	2,877	2,075	2,123	1,958	1,634	(43)%	16,301	7,790	(52)%

Total operating expenses	2,573	2,435	2,228	2,379	2,019	2,204	2,104	2,189	(8)%	9,615	8,516	(11)%

Income (Loss) from Continuing Operations before Income Taxes	(1,821)	(1,854)	(1,663)	(1,291)	(811)	(316)	(1,236)	(1,047)	19%	(6,629)	(3,410)	49%
Provision (benefits) for income taxes	(946)	(650)	(597)	(380)	(264)	(148)	(441)	(242)	36%	(2,573)	(1,095)	57%

Income (Loss) from Continuing Operations	(875)	(1,204)	(1,066)	(911)	(547)	(168)	(795)	(805)	12%	(4,056)	(2,315)	43%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	11	8	80	108	61	50	7	1	(99)%	207	119	(43)%
Citi Holding’s Net Income (Loss)	$(886)	$(1,212)	$(1,146)	$(1,019)	$(608)	$(218)	$(802)	$(806)	21%	$(4,263)	$(2,434)	43%

Balance Sheet Data (in billions):

Total EOP Assets	$503	$465	$421	$359	$337	$308	$289	$269	(25)%

Total EOP Deposits	$86	$82	$82	$79	$77	$73	$71	$64	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$(65)	$(71)	$(87)	$(54)	$(46)	$(44)	$(42)	$(48)	11%	$(277)	$(180)	35%
Non-Interest Revenue	405	212	79	190	183	91	97	91	(52)%	886	462	(48)%
Total Revenues, Net of Interest Expense	340	141	(8)	136	137	47	55	43	(68)%	609	282	(54)%
Total Operating Expenses	273	267	231	216	174	230	145	180	(17)%	987	729	(26)%
Net Credit Losses	11	1	2	3	1	—	3	—	(100)%	17	4	(76)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	—	—	100%	(18)	(3)	83%
Provision for Benefits & Claims	9	9	9	11	8	9	11	20	82%	38	48	26%
Provision for Unfunded Lending Commitments	—	(6)	—	—	—	1	(1)	(1)	—	(6)	(1)	83%
Provision for Loan Losses and for Benefits and Claims	13	1	7	10	8	8	13	19	90%	31	48	55%
Income (loss) from Continuing Operations before Taxes	54	(127)	(246)	(90)	(45)	(191)	(103)	(156)	(73)%	(409)	(495)	(21)%
Income Taxes (benefits)	(22)	(33)	(93)	(35)	(35)	(91)	(20)	(63)	(80)%	(183)	(209)	(14)%
Income (loss) from Continuing Operations	76	(94)	(153)	(55)	(10)	(100)	(83)	(93)	(69)%	(226)	(286)	(27)%
Net Income (loss) Attributable to Minority Interests	(5)	7	6	3	2	1	7	(1)	NM	11	9	(18)%
Net Income (Loss)	$81	$(101)	$(159)	$(58)	$(12)	$(101)	$(90)	$(92)	(59)%	$(237)	$(295)	(24)%
EOP Assets (in billions of dollars)	$31	$30	$28	$27	$27	$27	$26	$27	—

EOP Deposits (in billions of dollars)	$59	$57	$57	$58	$58	$55	$54	$55	(5)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$4,020	$3,688	$3,383	$2,740	$2,617	$2,831	$2,750	$2,674	(2)%	$13,831	$10,872	(21)%
Non-Interest Revenue	650	518	164	663	536	118	248	293	(56)%	1,995	1,195	(40)%
Total Revenues, Net of Interest Expense	4,670	4,206	3,547	3,403	3,153	2,949	2,998	2,967	(13)%	15,826	12,067	(24)%
Total Operating Expenses	2,165	2,039	1,876	1,977	1,763	1,879	1,898	1,954	(1)%	8,057	7,494	(7)%
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	2,776	2,376	2,228	(38)%	17,040	10,659	(37)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	(664)	(558)	(530)	32%	(1,771)	(2,862)	(62)%
Provision for Benefits & Claims	234	176	180	185	208	184	204	176	(5)%	775	772	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5,558	4,290	3,176	3,020	2,377	2,296	2,022	1,874	(38)%	16,044	8,569	(47)%
Income (loss) from Continuing Operations before Taxes	(3,053)	(2,123)	(1,505)	(1,594)	(987)	(1,226)	(922)	(861)	46%	(8,275)	(3,996)	52%
Income Taxes (benefits)	(1,224)	(897)	(675)	(491)	(388)	(480)	(337)	(166)	66%	(3,287)	(1,371)	58%
Income (loss) from Continuing Operations	(1,829)	(1,226)	(830)	(1,103)	(599)	(746)	(585)	(695)	37%	(4,988)	(2,625)	47%
Net Income (loss) Attributable to Minority Interests	—	7	—	1	—	—	—	2	100%	8	2	(75)%
Net Income (Loss)	$(1,829)	$(1,233)	$(830)	$(1,104)	$(599)	$(746)	$(585)	$(697)	37%	$(4,996)	$(2,627)	47%
Average Assets (in billions of dollars)	$355	$333	$317	$291	$246	$233	$225	$208	(29)%	$324	$228	(30)%
EOP Assets (in billions of dollars)	$346	$323	$298	$252	$237	$228	$218	$201	(20)%

Net Credit Losses as a % of Average Loans	6.30%	6.03%	6.31%	6.21%	6.15%	5.43%	4.85%	4.82%

Revenue by Business
International	$335	$444	$500	$231	$115	$394	$215	$267	16%	$1,510	$991	(34)%
Retail Partner Cards	2,206	2,113	2,060	1,787	1,741	1,700	1,790	1,749	(2)%	8,166	6,980	(15)%
North America (ex Cards)	2,129	1,649	987	1,385	1,297	855	993	951	(31)%	6,150	4,096	(33)%
Total Revenues	$4,670	$4,206	$3,547	$3,403	$3,153	$2,949	$2,998	$2,967	(13)%	$15,826	$12,067	(24)%

Net Credit Losses by Business
International	$612	$495	$444	$376	$341	$286	$237	$193	(49)%	$1,927	$1,057	(45)%
Retail Partner Cards	1,932	1,775	1,505	1,352	1,111	956	784	758	(44)%	6,564	3,609	(45)%
North America (ex Cards)	2,394	2,265	2,000	1,890	1,827	1,534	1,355	1,277	(32)%	8,549	5,993	(30)%
Total Net Credit Losses	$4,938	$4,535	$3,949	$3,618	$3,279	$2,776	$2,376	$2,228	(38)%	$17,040	$10,659	(37)%

Income (Loss) from Continuing Operations by Business
International	$(557)	$(186)	$(115)	$(281)	$(332)	$(135)	$(160)	$(233)	17%	$(1,139)	$(860)	24%
Retail Partner Cards	(259)	102	381	87	426	490	476	327	NM	311	1,719	NM
North America (ex Cards)	(1,013)	(1,142)	(1,096)	(909)	(693)	(1,101)	(901)	(789)	13%	(4,160)	(3,484)	16%
Total Income (Loss) from Continuing Operations	$(1,829)	$(1,226)	$(830)	$(1,103)	$(599)	$(746)	$(585)	$(695)	37%	$(4,988)	$(2,625)	47%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

International Key Indicators

Branches	539	537	537	506	503	503	413	399	(21)%
Average Loans (in billions) (1)	$30.0	$26.1	$25.0	$23.6	$18.9	$17.9	$15.9	$14.4	(39)%
EOP Loans (1):
Real Estate Lending	$7.5	$7.0	$7.0	$6.6	$6.5	$5.5	$5.3	$5.0	(24)%
Cards	6.8	6.2	6.5	6.2	3.5	3.6	3.3	2.7	(56)%
Commercial Markets	1.2	1.2	1.2	1.2	1.1	1.0	0.7	0.5	(58)%
Personal and Other	12.2	10.2	10.0	7.9	7.0	6.5	5.5	2.6	(67)%
EOP Loans (in billions of dollars)	$27.7	$24.6	$24.7	$21.9	$18.1	$16.6	$14.8	$10.8	(51)%
Net Interest Revenue	$465	$390	$396	$144	$20	$291	$186	$259	80%
As a % of Average Loans	6.29%	5.99%	6.28%	2.42%	0.43%	6.52%	4.64%	7.14%
Net Credit Losses	$612	$495	$444	$376	$341	$286	$237	$193	(49)%
As a % of Average Loans	8.27%	7.61%	7.05%	6.32%	7.32%	6.41%	5.91%	5.32%
Loans 90+ Days Past Due	$953	$724	$713	$657	$571	$530	$480	$422	(36)%
As a % of EOP Loans	3.44%	2.94%	2.89%	3.00%	3.15%	3.19%	3.24%	3.91%
Loans 30-89 Days Past Due	$1,059	$939	$978	$848	$815	$726	$677	$498	(41)%
As a % of EOP Loans	3.82%	3.82%	3.96%	3.87%	4.50%	4.37%	4.57%	4.61%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	95.1	92.4	90.8	89.1	86.8	85.8	84.5	84.2	(5)%
Purchase Sales (in billions)	$18.7	$21.4	$20.1	$21.9	$16.3	$19.6	$18.8	$21.5	(2)%
Average Loans (in billions) (1)	$57.1	$53.1	$48.8	$45.8	$43.8	$41.8	$41.4	$41.3	(10)%
EOP Loans (in billions) (1)	$54.5	$50.2	$46.0	$46.4	$41.3	$41.9	$41.1	$42.8	(8)%
Average Yield (2)	17.61%	17.73%	17.99%	17.47%	17.83%	17.88%	18.05%	17.76%
Net Interest Revenue (3)	$2,044	$1,989	$1,878	$1,664	$1,651	$1,663	$1,749	$1,728	4%
As a % of Avg. Loans	14.52%	15.02%	15.27%	14.41%	15.29%	15.96%	16.76%	16.60%
Net Credit Losses	$1,932	$1,775	$1,505	$1,352	$1,111	$956	$784	$758	(44)%
As a % of Avg. Loans	13.72%	13.41%	12.24%	11.71%	10.29%	9.17%	7.51%	7.28%
Net Credit Margin (4)	$254	$318	$536	$416	$607	$722	$983	$972	NM
As a % of Avg. Loans	1.80%	2.40%	4.36%	3.60%	5.62%	6.93%	9.42%	9.34%
Loans 90+ Days Past Due	$2,374	$1,996	$1,739	$1,601	$1,300	$1,059	$1,016	$1,054	(34)%
As a % of EOP Loans	4.36%	3.98%	3.78%	3.45%	3.15%	2.53%	2.47%	2.46%
Loans 30-89 Days Past Due	$2,316	$2,090	$1,914	$1,685	$1,460	$1,315	$1,329	$1,282	(24)%
As a % of EOP Loans	4.25%	4.16%	4.16%	3.63%	3.54%	3.14%	3.23%	3.00%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)	Average Yield is gross interest revenue earned divided by average loans.

(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

North America Key Indicators (ex Cards) (1)

Branches	2,250	2,218	1,841	1,837	1,835	1,816	1,794	1,729	(6)%

Average Loans (in billions of dollars)	$230.9	$222.5	$174.6	$161.6	$153.6	$145.2	$136.9	$127.7	(21)%

EOP Loans (in billions of dollars)	$226.7	$211.5	$167.1	$156.6	$147.7	$139.5	$130.7	$122.4	(22)%
Net Interest Revenue	1,511	1,309	1,109	932	946	877	815	687	(26)%
As a % of Avg. Loans	2.65%	2.36%	2.52%	2.29%	2.50%	2.42%	2.36%	2.13%
Net Credit Losses	$2,394	$2,265	$2,000	$1,890	$1,827	$1,534	$1,355	$1,277	(32)%
As a % of Average Loans	4.20%	4.08%	4.54%	4.64%	4.82%	4.24%	3.93%	3.97%
Loans 90+ Days Past Due (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	$5,493	$5,339	$5,495	(31)%
As a % of EOP Loans	6.27%	5.84%	6.03%	5.43%	4.83%	4.23%	4.40%	4.85%
Loans 30-89 Days Past Due (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$5,201	$5,209	$4,560	(34)%
As a % of EOP Loans	4.10%	4.07%	4.81%	4.68%	3.84%	4.01%	4.29%	4.03%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$150.4	$145.1	$136.9	$129.2	$123.6	$118.6	$114.0	$109.6	(15)%
EOP Loans (in billions of dollars)	$147.7	$139.6	$132.5	$125.6	$119.9	$116.0	$110.9	$107.5	(14)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	$207.2	$195.1	(25)%
Net Servicing & Gain/(Loss) on Sale	$69.6	$180.7	$80.8	$172.2	$53.4	$(20.3)	$86.4	$118.1	(31)%
Net Interest Revenue on Loans	$582	$461	$440	$409	$434	$371	$310	$255	(38)%
As a % of Avg. Loans	1.57%	1.27%	1.28%	1.26%	1.42%	1.25%	1.08%	0.92%
Net Credit Losses	$1,699	$1,546	$1,381	$1,268	$1,264	$1,088	$979	$945	(25)%
As a % of Avg. Loans	4.58%	4.27%	4.00%	3.89%	4.15%	3.68%	3.41%	3.42%
Loans 90+ Days Past Due (2) (3)	$10,938	$9,300	$8,231	$6,860	$5,703	$4,967	$4,836	$5,091	(26)%
As a % of EOP Loans	8.05%	7.29%	6.83%	5.94%	5.18%	4.67%	4.76%	5.18%
Loans 30-89 Days Past Due (2) (3)	$6,313	$5,771	$5,769	$5,374	$4,265	$4,344	$4,401	$4,253	(21)%
As a % of EOP Loans	4.65%	4.52%	4.78%	4.65%	3.87%	4.09%	4.34%	4.33%

(1)

The third quarter of 2010 reflects the sale of The Student Loan Corporation. This sale is reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion), $5.0 billion ($9.5 billion), $5.2 billion ($8.4 billion), $4.9 billion ($8.3 billion), $4.6 billion ($8.3 billion), $4.5 billion ($8.1 billion) and $4.4 billion ($7.9 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion), $1.7 billion ($9.5 billion) $1.6 billion ($8.4 billion), $1.4 billion ($8.3 billion), $1.6 billion ($8.3 billion), $1.6 billion ($8.1 billion) and $1.5 billion ($7.9 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

KEY INDICATORS:

Personal Loans
Average Loans (in billions of dollars)	$15.0	$14.0	$13.4	$13.1	$12.5	$11.5	$11.3	$11.0	(16)%
EOP Loans (in billions of dollars)	$14.5	$13.6	$13.3	$12.9	$12.2	$11.4	$11.1	$10.9	(16)%
Net Interest Revenue on Loans	$590	$551	$534	$534	$509	$518	$522	$517	(3)%
As a % of Avg. Loans	15.95%	15.79%	15.81%	16.17%	16.51%	18.07%	18.33%	18.65%
Net Credit Losses	$383	$428	$363	$351	$387	$313	$246	$236	(33)%
As a % of Avg. Loans	10.36%	12.26%	10.75%	10.63%	12.56%	10.92%	8.64%	8.51%
Loans 90+ Days Past Due	$520	$437	$487	$547	$449	$350	$352	$355	(35)%
As a % of EOP Loans	3.59%	3.21%	3.66%	4.24%	3.68%	3.07%	3.17%	3.26%
Loans 30-89 Days Past Due	$323	$343	$405	$335	$244	$251	$247	$239	(29)%
As a % of EOP Loans	2.23%	2.52%	3.05%	2.60%	2.00%	2.20%	2.23%	2.19%

Commercial Real Estate
Average Loans (in billions of dollars)	$10.5	$10.1	$7.7	$4.5	$3.3	$1.9	$1.2	$1.1	(76)%
EOP Loans (in billions of dollars)	$10.3	$9.9	$5.4	$3.4	$2.0	$1.3	$1.1	$0.5	(85)%
Net Interest Revenue on Loans	$33	$33	$19	$8	$3	$3	$4	$3	(63)%
As a % of Avg. Loans	1.27%	1.31%	0.98%	0.71%	0.37%	0.63%	1.32%	1.08%
Net Credit Losses	$64	$93	$61	$39	$27	$9	$7	$9	(77)%
As a % of Avg. Loans	2.47%	3.69%	3.14%	3.44%	3.32%	1.90%	2.31%	3.25%
Loans 90+ Days Past Due (1)	$306	$258	$77	$73	$57	$61	$34	$30	(59)%
As a % of EOP Loans	2.97%	2.61%	1.43%	2.15%	2.85%	4.69%	3.09%	6.00%
Loans 30-89 Days Past Due (1)	$136	$155	$112	$85	$29	$13	$10	$5	(94)%
As a % of EOP Loans	1.32%	1.57%	2.07%	2.50%	1.45%	1.00%	0.91%	1.00%

Student Loans, Auto and Other (2)
Average Loans (in billions of dollars)	$55.0	$53.3	$16.6	$14.8	$14.2	$13.2	$10.4	$6.0	(59)%
EOP Loans (in billions of dollars)	$54.2	$48.4	$15.9	$14.7	$13.6	$10.8	$7.6	$3.5	(76)%
Net Credit Losses	$248	$198	$195	$232	$149	$124	$123	$87	(63)%
As a % of Avg. Loans	1.83%	1.49%	4.66%	6.22%	4.26%	3.77%	4.69%	5.75%
Loans 90+ Days Past Due (3) (4)	$1,706	$1,648	$567	$478	$451	$115	$117	$19	(96)%
As a % of EOP Loans	3.15%	3.40%	3.57%	3.25%	3.32%	1.06%	1.54%	0.54%
Loans 30-89 Days Past Due (3) (4)	$2,031	$1,843	$1,172	$1,069	$756	$593	$551	$63	(94)%
As a % of EOP Loans	3.75%	3.81%	7.37%	7.27%	5.56%	5.49%	7.25%	1.80%

(1)

The third quarter of 2010 excludes approximately $153 million (90+ Days Past Due) and $16 million (30-89 Days Past Due) related to loan sales or transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

(2)

The third quarter of 2010 reflects the sale of The Student Loan Corporation. This sale is reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(3)

The second quarter of 2010 excludes an estimated $27 million (90+ Days Past Due) and $145 million (30-89 Days Past Due) related to the transfer from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet related to the announced sale of a portfolio, which closed in the third quarter of 2010.

(4)

The second quarter of 2011 excludes an estimated $353 million (90+ Days Past Due) and $122 million (30-89 Days Past Due) related to transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$420	$354	$223	$222	$59	$(135)	$(235)	$(94)	NM	$1,219	$(405)	NM
Non-Interest Revenue	1,120	218	91	204	(66)	1,150	8	(140)	NM	1,633	952	(42)%
Total Revenues, Net of Interest Expense	1,540	572	314	426	(7)	1,015	(227)	(234)	NM	2,852	547	(81)%
Total Operating Expenses	135	129	121	186	82	95	61	55	(70)%	571	293	(49)%
Net Credit Losses	292	462	689	570	670	219	202	(23)	NM	2,013	1,068	(47)%
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	(186)	73%	(1,711)	(1,855)	(8)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(26)	(39)	26	(37)	21	(9)	(2)	(50)	(35)%	(76)	(40)	47%
Provision for Loan Losses and for Benefits and Claims	227	47	105	(153)	(310)	(181)	(77)	(259)	(69)%	226	(827)	NM
Income from Continuing Operations before Taxes	1,178	396	88	393	221	1,101	(211)	(30)	NM	2,055	1,081	(47)%
Income Taxes	300	280	171	146	159	423	(84)	(13)	NM	897	485	(46)%
Income from Continuing Operations	878	116	(83)	247	62	678	(127)	(17)	NM	1,158	596	(49)%
Net Income (loss) Attributable to Minority Interests	16	(6)	74	104	59	49	—	—	(100)%	188	108	(43)%
Net Income (Loss)	$862	$122	$(157)	$143	$3	$629	$(127)	$(17)	NM	$970	$488	(50)%

EOP Assets (in billions of dollars)	$126	$112	$95	$80	$73	$53	$45	$41	(49)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2010	2011	2011 (5)	2010	2011	2011 (5)	2010		2011		2011 (5)
Assets:
Deposits with Banks	$169,230	$167,808	$157,706	$353	$423	$408	0.83%		1.00%		1.03%
Fed Funds Sold and Resale Agreements (6)	244,532	281,033	282,946	816	948	942	1.32%		1.34%		1.32%
Trading Account Assets (7)	283,053	275,750	247,894	2,191	2,094	1,941	3.07%		3.01%		3.11%
Investments	332,933	296,854	288,699	2,592	2,037	1,950	3.09%		2.72%		2.68%
Total Loans (net of Unearned Income) (8)	646,506	644,462	645,079	12,824	12,674	12,555	7.87%		7.80%		7.72%
Other Interest-Earning Assets	49,787	50,755	47,189	180	106	140	1.43%		0.83%		1.18%
Total Average Interest-Earning Assets	$1,726,041	$1,716,662	$1,669,513	$18,956	$18,282	$17,936	4.36%		4.23%		4.26%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$725,965	$705,229	$686,913	$1,835	$1,841	$1,726	1.00%		1.04%		1.00%
Deposit Insurance and FDIC Assessment	—	—	—	290	387	358
Total Deposits	725,965	705,229	686,913	2,125	2,228	2,084	1.16%		1.25%		1.20%
Fed Funds Purchased and Repurchase Agreements (6)	205,341	218,416	223,817	686	796	731	1.33%		1.45%		1.30%
Trading Account Liabilities (7)	80,214	96,708	76,437	102	91	65	0.50%		0.37%		0.34%
Short-Term Borrowings	137,927	125,794	116,647	213	155	157	0.61%		0.49%		0.53%
Long-Term Debt (9)	370,086	329,730	318,756	3,016	2,760	2,675	3.23%		3.32%		3.33%
Total Average Interest-Bearing Liabilities	$1,519,533	$1,475,877	$1,422,570	$6,142	$6,030	$5,712	1.60%		1.62%		1.59%

Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,519,533	$1,475,877	$1,422,570	$5,852	$5,643	$5,354	1.53%		1.52%		1.49%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,814	$12,252	$12,224	2.95%		2.83%		2.90%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$13,104	$12,639	$12,582	3.01%		2.92%		2.99%

4Q11 Increase (Decrease) From							(5	)bps	7	bps

4Q11 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(2	)bps	7	bps

(1)

Net Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $124 million for the fourth quarter of 2010, $138 million for the third quarter of 2011 and $141 million for the fourth quarter of 2011.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Preliminary.

(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.

(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$146.4	$144.7	$143.7	$145.2	$145.4	$144.1	$147.4	$148.8	2%
EMEA	9.4	8.7	9.4	9.7	9.8	10.0	9.4	9.5	(2)%
Latin America	40.6	40.9	41.7	46.3	48.7	49.0	43.7	44.8	(3)%
Asia	98.4	97.1	105.4	107.3	109.8	112.7	109.3	109.7	2%
Total	$294.8	$291.4	$300.2	$308.5	$313.7	$315.8	$309.8	$312.8	1%

ICG
Securities and Banking	$120.5	$112.4	$115.5	$111.4	$115.0	$113.8	$104.3	$110.9	—
Transaction Services	314.5	314.9	341.4	339.8	355.3	358.3	361.7	373.6	10%
Total	$435.0	$427.3	$456.9	$451.2	$470.3	$472.1	$466.0	$484.5	7%

Total Citicorp	$729.8	$718.7	$757.1	$759.7	$784.0	$787.9	$775.8	$797.3	5%

Citi Holdings Deposits

Brokerage and Asset Management	$58.9	$57.1	$56.9	$57.8	$57.7	$55.2	$53.7	$54.6	(6)%
Local Consumer Lending	26.6	25.1	25.4	21.4	19.4	18.1	17.1	9.8	(54)%
Total Citi Holdings	$85.5	$82.2	$82.3	$79.2	$77.1	$73.3	$70.8	$64.4	(19)%

Corporate/Other Deposits	$12.6	$13.1	$10.7	$6.1	$4.8	$5.1	$4.7	$5.2	(15)%

Total Citigroup Deposits	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$866.9	3%

Reclassified to conform to the current period’s presentation.

EOP LOANS TOTAL CITIGROUP (In billions of dollars)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Citicorp:
Regional Consumer Banking

North America
Credit Cards	$77.7	$77.2	$76.6	$77.5	$73.2	$73.7	$73.8	$75.9	(2)%
Retail Banking	31.5	30.2	29.4	30.7	33.0	34.5	36.5	38.9	27%
Total	$109.2	$107.4	$106.0	$108.2	$106.2	$108.2	$110.3	$114.8	6%

EMEA
Credit Cards	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7	(4)%
Retail Banking	4.6	4.0	4.4	4.2	4.5	4.7	4.3	4.2	—
Total	$7.5	$6.6	$7.3	$7.0	$7.4	$7.7	$7.0	$6.9	(1)%

Latin America
Credit Cards	$12.1	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	2%
Retail Banking	18.4	18.5	19.6	20.4	22.0	23.7	22.0	24.0	18%
Total	$30.5	$30.5	$32.2	$33.8	$35.5	$37.9	$34.9	$37.7	12%

Asia
Credit Cards	$17.5	$17.6	$19.0	$20.4	$20.0	$21.0	$20.0	$21.0	3%
Retail Banking	54.3	54.5	58.2	60.7	63.5	66.1	64.5	66.2	9%
Total	$71.8	$72.1	$77.2	$81.1	$83.5	$87.1	$84.5	$87.2	8%

Total Consumer Loans
Credit Cards	$110.2	$109.4	$111.1	$114.1	$109.6	$111.9	$109.4	$113.3	(1)%
Retail Banking	108.8	107.2	111.6	116.0	123.0	129.0	127.3	133.3	15%
Total Consumer	$219.0	$216.6	$222.7	$230.1	$232.6	$240.9	$236.7	$246.6	7%

Total Corporate Loans
Securities and Banking	$129.8	$127.4	$129.9	$132.5	$138.5	$146.2	$149.1	$158.5	20%
Global Transaction Services	30.5	35.2	40.9	44.1	47.2	52.9	57.8	60.3	37%
Total Corporate Loans	$160.3	$162.6	$170.8	$176.6	$185.7	$199.1	$206.9	$218.8	24%

Total Citicorp	$379.3	$379.2	$393.5	$406.7	$418.3	$440.0	$443.6	$465.4	14%

Citi Holdings:

Local Consumer Lending - North America
Credit Cards	$54.5	$50.2	$46.0	$46.4	$41.3	$41.9	$41.1	$42.8	(8)%
Real Estate Lending	147.7	139.6	132.5	125.6	119.9	116.0	110.9	107.5	(14)%
Commercial Real Estate	10.3	9.9	5.4	3.4	2.0	1.3	1.1	0.5	(85)%
Student Loans, Auto and Other	54.2	48.4	15.9	14.7	13.6	10.8	7.6	3.5	(76)%
Personal	14.5	13.6	13.3	12.9	12.2	11.4	11.1	10.9	(16)%
Total	$281.2	$261.7	$213.1	$203.0	$189.0	$181.4	$171.8	$165.2	(19)%

Local Consumer Lending - International
Credit Cards	$6.8	$6.2	$6.5	$6.2	$3.5	$3.6	$3.3	$2.7	(56)%
Retail Banking	20.9	18.4	18.2	15.7	14.6	13.0	11.5	8.1	(48)%
Total	$27.7	$24.6	$24.7	$21.9	$18.1	$16.6	$14.8	$10.8	(51)%

Citi Holdings - Other	$33.6	$26.7	$23.0	$17.2	$11.7	$9.5	7.0	5.8	(66)%

Total Citi Holdings	$342.5	$313.0	$260.8	$242.1	$218.8	$207.5	$193.6	$181.8	(25)%
Total Citigroup - GAAP	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	—

Consumer Loans	$529.7	$503.5	$461.1	$455.7	$438.9	$440.4	$424.6	$423.7	(7)%
Corporate Loans	192.1	188.6	193.2	193.1	198.2	207.1	212.6	223.5	16%
Total Citigroup - GAAP	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	—

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate

Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)								EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2011

Citicorp (2)
Total	$3,974	$3,798	$3,432	$3,101	$2,973	$2,783	$2,469	$2,410	$246.6
Ratio	1.81%	1.75%	1.55%	1.35%	1.28%	1.16%	1.05%	0.98%

Retail Bank (2)
Total	$819	$869	$842	$760	$801	$812	$759	$736	$133.3
Ratio	0.75%	0.81%	0.76%	0.66%	0.66%	0.63%	0.60%	0.56%
North America (2)	$142	$245	$221	$228	$241	$211	$232	$235	$38.9
Ratio	0.45%	0.81%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%
EMEA	$108	$109	$105	$84	$76	$76	$65	$58	$4.2
Ratio	2.35%	2.73%	2.39%	2.00%	1.69%	1.62%	1.51%	1.38%
Latin America	$323	$308	$290	$223	$249	$259	$239	$221	$24.0
Ratio	1.76%	1.66%	1.48%	1.09%	1.13%	1.09%	1.09%	0.92%
Asia	$246	$207	$226	$225	$235	$266	$223	$222	$66.2
Ratio	0.45%	0.38%	0.39%	0.37%	0.37%	0.40%	0.35%	0.34%

Citi-Branded Cards
Total	$3,155	$2,929	$2,590	$2,341	$2,172	$1,971	$1,710	$1,674	$113.3
Ratio	2.86%	2.68%	2.33%	2.05%	1.98%	1.76%	1.56%	1.48%
North America	$2,304	$2,130	$1,807	$1,597	$1,432	$1,205	$1,053	$1,004	$75.9
Ratio	2.97%	2.76%	2.36%	2.06%	1.96%	1.64%	1.43%	1.32%
EMEA	$77	$72	$69	$58	$60	$54	$47	$44	$2.7
Ratio	2.66%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%
Latin America	$510	$481	$472	$446	$445	$462	$396	$412	$13.7
Ratio	4.21%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%
Asia	$264	$246	$242	$240	$235	$250	$214	$214	$21.0
Ratio	1.51%	1.40%	1.27%	1.18%	1.18%	1.19%	1.07%	1.02%

Citi Holdings - Local Consumer Lending (2) (3)	$16,797	$14,363	$11,814	$10,216	$8,531	$7,082	$6,835	$6,971	$176.0
Ratio	5.66%	5.24%	5.23%	4.76%	4.32%	3.76%	3.86%	4.18%
International	$953	$724	$713	$657	$571	$530	$480	$422	$10.8
Ratio	3.44%	2.94%	2.89%	3.00%	3.15%	3.19%	3.24%	3.91%
North America Retail Partner Cards	$2,374	$1,996	$1,739	$1,601	$1,300	$1,059	$1,016	$1,054	$42.8
Ratio	4.36%	3.98%	3.78%	3.45%	3.15%	2.53%	2.47%	2.46%
North America (excluding Cards) (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	$5,493	$5,339	$5,495	$122.4
Ratio	6.27%	5.84%	6.03%	5.43%	4.83%	4.23%	4.40%	4.85%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$20,771	$18,161	$15,246	$13,317	$11,504	$9,865	$9,304	$9,381	$422.6
Ratio	4.03%	3.70%	3.40%	3.00%	2.68%	2.30%	2.25%	2.28%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)								EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2011

Citicorp (2)
Total	$4,398	$3,932	$3,820	$3,553	$3,359	$3,112	$2,830	$2,880	$246.6
Ratio	2.01%	1.82%	1.72%	1.55%	1.45%	1.30%	1.20%	1.17%

Retail Bank (2)
Total	$1,304	$1,205	$1,277	$1,146	$1,142	$1,088	$974	$1,039	$133.3
Ratio	1.20%	1.12%	1.15%	0.99%	0.94%	0.85%	0.77%	0.79%
North America (2)	$236	$241	$243	$212	$185	$209	$217	$213	$38.9
Ratio	0.75%	0.80%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%
EMEA	$203	$158	$156	$136	$143	$132	$106	$93	$4.2
Ratio	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.47%	2.21%
Latin America	$389	$336	$402	$265	$323	$301	$266	$289	$24.0
Ratio	2.11%	1.82%	2.05%	1.30%	1.47%	1.27%	1.21%	1.20%
Asia	$476	$470	$476	$533	$491	$446	$385	$444	$66.2
Ratio	0.88%	0.86%	0.82%	0.88%	0.77%	0.67%	0.60%	0.67%

Citi-Branded Cards
Total	$3,094	$2,727	$2,543	$2,407	$2,217	$2,024	$1,856	$1,841	$113.3
Ratio	2.81%	2.49%	2.29%	2.11%	2.02%	1.81%	1.70%	1.62%
North America	$2,145	$1,828	$1,687	$1,539	$1,327	$1,132	$1,095	$1,062	$75.9
Ratio	2.76%	2.37%	2.20%	1.99%	1.81%	1.54%	1.48%	1.40%
EMEA	$113	$90	$86	$72	$78	$72	$63	$59	$2.7
Ratio	3.90%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%
Latin America	$475	$485	$442	$456	$454	$469	$398	$399	$13.7
Ratio	3.93%	4.04%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%
Asia	$361	$324	$328	$340	$358	$351	$300	$321	$21.0
Ratio	2.06%	1.84%	1.73%	1.67%	1.79%	1.67%	1.50%	1.53%

Citi Holdings - Local Consumer Lending (2) (3)	$12,178	$11,141	$10,350	$9,396	$7,569	$7,242	$7,215	$6,340	$176.0
Ratio	4.10%	4.06%	4.58%	4.38%	3.84%	3.85%	4.07%	3.80%
International	$1,059	$939	$978	$848	$815	$726	$677	$498	$10.8
Ratio	3.82%	3.82%	3.96%	3.87%	4.50%	4.37%	4.57%	4.61%
North America Retail Partner Cards	$2,316	$2,090	$1,914	$1,685	$1,460	$1,315	$1,329	$1,282	$42.8
Ratio	4.25%	4.16%	4.16%	3.63%	3.54%	3.14%	3.23%	3.00%
North America (excluding Cards) (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$5,201	$5,209	$4,560	$122.4
Ratio	4.10%	4.07%	4.81%	4.68%	3.84%	4.01%	4.29%	4.03%

Total Citigroup (excluding Special Asset Pool) (2)(3)	$16,576	$15,073	$14,170	$12,949	$10,928	$10,354	$10,045	$9,220	$422.6
Ratio	3.21%	3.07%	3.16%	2.92%	2.55%	2.42%	2.43%	2.24%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052		$36,033	$40,655

Gross Credit (Losses)	(9,202)	(9,006)	(8,499)	(7,784)	(7,131)	(5,906)	(5,217)	(4,910)	37%	(34,491)	(23,164)	33%
Gross Recoveries	818	1,044	840	930	862	759	703	802	(14)%	3,632	3,126	(14)%
Net Credit (Losses) / Recoveries (NCL’s)	(8,384)	(7,962)	(7,659)	(6,854)	(6,269)	(5,147)	(4,514)	(4,108)	40%	(30,859)	(20,038)	35%
NCL’s	8,384	7,962	7,659	6,854	6,269	5,147	4,514	4,108	(40)%	30,859	20,038	(35)%
Net Reserve Builds / (Releases)	(882)	(1,752)	(1,470)	(2,419)	(3,482)	(1,950)	(1,591)	(1,411)	42%	(6,523)	(8,434)	(29)%
Net Specific Reserve Builds / (Releases) (2)	864	313	(523)	204	112	(16)	126	(53)	NM	858	169	(80)%
Provision for Loan Losses	8,366	6,523	5,666	4,639	2,899	3,181	3,049	2,644	(43)%	25,194	11,773	(53)%
Other (4) (5) (6) (7) (8) (9) (10) (11)	12,731	(1,110)	(530)	(804)	(717)	(240)	(845)	(473)		10,287	(2,275)
Allowance for Loan Losses at End of Period (1) (a)	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115		$40,655	$30,115

Allowance for Unfunded Lending Commitments (12) (a)	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097	$1,139	$1,136		$1,066	$1,136

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25	$(13)	$43	$(4)		$(117)	$51

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459	$33,191	$31,251		$41,721	$31,251

Total Allowance for Loan Losses as a Percentage of Total Loans (13)	6.80%	6.72%	6.73%	6.31%	5.78%	5.35%	5.07%	4.69%

Allowance for Loan Losses at End of Period (1):
Citicorp	$18,503	$17,524	$17,371	$17,075	$15,597	$14,722	$13,424	$12,656
Citi Holdings	30,243	28,673	26,303	23,580	20,971	19,640	18,628	17,459
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02. Substantially all of which had previously been included in the non-specific reserves.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(4)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $530 million related to foreign currency translation.

(11)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(12)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(13)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, excludes $5.4 billion, $4.9 billion, $5.2 billion, $4.4 billion, $4.4 billion, $4.8 billion, $5.4 billion and $5.3 billion, respectively, of Loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866		$28,347	$35,406

Net Credit (Losses) / Recoveries (NCL’s)	(8,020)	(7,490)	(6,737)	(6,188)	(5,420)	(4,797)	(4,242)	(3,965)	36%	(28,435)	(18,424)	35%
NCL’s	8,020	7,490	6,737	6,188	5,420	4,797	4,242	3,965	(36)%	28,435	18,424	(35)%
Net Reserve Builds / (Releases)	(510)	(1,301)	(1,167)	(1,918)	(2,885)	(1,795)	(1,473)	(1,198)	38%	(4,896)	(7,351)	(50)%
Net Specific Reserve Builds / (Releases) (2)	731	484	(222)	587	906	267	235	31	(95)%	1,580	1,439	(9)%
Provision for Loan Losses	8,241	6,673	5,348	4,857	3,441	3,269	3,004	2,798	(42)%	25,119	12,512	(50)%
Other (4) (5) (6) (7) (8) (9) (10) (11)	12,801	(1,023)	(576)	(827)	(741)	(243)	(811)	(463)		10,375	(2,258)	NM
Allowance for Loan Losses at End of Period (1) (a)	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236		$35,406	$27,236

Consumer Allowance for Unfunded Lending Commitments (12) (a)	$6	$—	$—	$—	$—	$3	$4	$3		$—	$3

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—	$3	$2	$—		$(9)	$5

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,375	$39,529	$37,564	$35,406	$32,686	$30,918	$28,870	$27,239		$35,406	$27,239

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (13)	7.85%	7.89%	8.19%	7.80%	7.47%	7.04%	6.82%	6.45%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186		$7,686	$5,249

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(666)	(849)	(350)	(272)	(143)	79%	(2,424)	(1,614)	33%
NCL’s	364	472	922	666	849	350	272	143	(79)%	2,424	1,614	(33)%
Net Reserve Builds / (Releases)	(372)	(451)	(303)	(501)	(597)	(155)	(118)	(213)	57%	(1,627)	(1,083)	33%
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	(283)	(109)	(84)	78%	(722)	(1,270)	(76)%
Provision for Loan Losses	125	(150)	318	(218)	(542)	(88)	45	(154)	29%	75	(739)	NM
Other (3)	(70)	(87)	46	23	24	3	(34)	(10)		(88)	(17)
Allowance for Loan Losses at End of Period (1) (b)	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879		$5,249	$2,879

Corporate Allowance for Unfunded Lending Commitments (12) (b)	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094	$1,135	$1,133		$1,066	$1,133

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25	$(16)	$41	$(4)		$(108)	$46

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,493	$7,722	$7,212	$6,315	$4,987	$4,541	$4,321	$4,012		$6,315	$4,012

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (14)	3.89%	3.58%	3.21%	2.76%	1.99%	1.69%	1.53%	1.31%

Notes to these tables are on the following page (page 39).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP (In millions of dollars)

The following notes relate to the tables on the prior page (page 38).

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02. Substantially all of which had previously been included in the non-specific reserves.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(4)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $485 million related to foreign currency translation.

(11)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(12)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(13)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans which are carried at fair value.

(14)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 excludes $2.5 billion, $2.3 billion $2.8 billion $2.6 billion $2.9 billion, $3.4 billion $4.1 billion and $3.9 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Citicorp
Net Credit Losses	$3,142	$2,965	$3,020	$2,662	$2,318	$2,153	$1,933	$1,903	(29)%	$11,789	$8,307	(30)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	(909)	(630)	(747)	(1)%	(2,167)	(3,544)	(64)%

Consumer Banking
Net Credit Losses	$3,039	$2,922	$2,730	$2,525	$2,108	$2,003	$1,846	$1,731	(31)%	$11,216	$7,688	(31)%
Credit Reserve Build / (Release)	(183)	(407)	(400)	(551)	(864)	(853)	(662)	(609)	(11)%	(1,541)	(2,988)	(94)%
North America Consumer Banking
Net Credit Losses	2,156	2,127	1,970	1,766	1,440	1,306	1,155	1,048	(41)%	8,019	4,949	(38)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(648)	(758)	(653)	(681)	(96)%	(313)	(2,740)	NM
Retail Banking
Net Credit Losses	73	79	90	97	88	77	65	70	(28)%	339	300	(12)%
Credit Reserve Build / (Release)	4	(9)	40	5	1	7	8	5	—	40	21	(48)%
Citi-Branded Cards
Net Credit Losses	2,083	2,048	1,880	1,669	1,352	1,229	1,090	978	(41)%	7,680	4,649	(39)%
Credit Reserve Build / (Release)	—	—	—	(353)	(649)	(765)	(661)	(686)	(94)%	(353)	(2,761)	NM
EMEA Consumer Banking
Net Credit Losses	97	84	63	72	49	47	49	27	(63)%	316	172	(46)%
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	NM	(118)	(118)	0%
Retail Banking
Net Credit Losses	47	45	32	43	23	24	29	11	(74)%	167	87	(48)%
Credit Reserve Build / (Release)	(7)	(21)	(18)	(7)	(12)	(29)	(20)	6	NM	(53)	(55)	(4)%
Citi-Branded Cards
Net Credit Losses	50	39	31	29	26	23	20	16	(45)%	149	85	(43)%
Credit Reserve Build / (Release)	(4)	(25)	(30)	(6)	(22)	(26)	(12)	(3)	50%	(65)	(63)	3%
Latin America Consumer Banking
Net Credit Losses	509	457	451	451	407	425	406	446	(1)%	1,868	1,684	(10)%
Credit Reserve Build / (Release)	(138)	(240)	(298)	(147)	(147)	(21)	63	38	NM	(823)	(67)	92%
Retail Banking
Net Credit Losses	91	96	129	123	103	117	113	142	15%	439	475	8%
Credit Reserve Build / (Release)	(7)	(28)	(53)	3	(69)	23	76	16	NM	(85)	46	NM
Citi-Branded Cards
Net Credit Losses	418	361	322	328	304	308	293	304	(7)%	1,429	1,209	(15)%
Credit Reserve Build / (Release)	(131)	(212)	(245)	(150)	(78)	(44)	(13)	22	NM	(738)	(113)	85%
Asia Consumer Banking
Net Credit Losses	277	254	246	236	212	225	236	210	(11)%	1,013	883	(13)%
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	NM	(287)	(63)	78%
Retail Banking
Net Credit Losses	78	83	82	79	63	80	88	81	3%	322	312	(3)%
Credit Reserve Build / (Release)	(17)	(34)	(29)	(18)	(8)	(3)	(15)	25	NM	(98)	(1)	99%
Citi-Branded Cards
Net Credit Losses	199	171	164	157	149	145	148	129	(18)%	691	571	(17)%
Credit Reserve Build / (Release)	(21)	(78)	(65)	(25)	(27)	(16)	(25)	6	NM	(189)	(62)	67%

Institutional Clients Group (ICG)
Net Credit Losses	103	43	290	137	210	150	87	172	26%	573	619	8%
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	27%	(626)	(556)	11%
Securities and Banking
Net Credit Losses	102	42	289	134	203	151	70	178	33%	567	602	6%
Credit Reserve Build / (Release)	(158)	(199)	(11)	(194)	(394)	(83)	50	(145)	25%	(562)	(572)	(2)%
Transaction Services
Net Credit Losses	1	1	1	3	7	(1)	17	(6)	NM	6	17	NM
Credit Reserve Build / (Release)	(19)	(33)	(16)	4	—	27	(18)	7	75%	(64)	16	NM

Total Citicorp Provision for Loan Losses	$2,782	$2,326	$2,593	$1,921	$1,060	$1,244	$1,303	$1,156	(40)%	$9,622	$4,763	(50)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

									4Q11 vs.	Full	Full	FY 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	FY 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Citi Holdings
Net Credit Losses	$5,241	$4,998	$4,640	$4,191	$3,950	$2,995	$2,581	$2,205	(47)%	$19,070	$11,731	(38)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	(1,057)	(835)	(716)	51%	(3,500)	(4,720)	(35)%
Brokerage and Asset Management
Net Credit Losses	11	1	2	3	1	—	3	—	(100)%	17	4	(76)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	—	—	100%	(18)	(3)	83%
Local Consumer Lending
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	2,776	2,376	2,228	(38)%	17,040	10,659	(37)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	(664)	(558)	(530)	32%	(1,771)	(2,862)	(62)%
Special Asset Pool
Net Credit Losses	292	462	689	570	670	219	202	(23)	NM	2,013	1,068	(47)%
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	(186)	73%	(1,711)	(1,855)	(8)%

Total Citi Holdings Provision for Loan Losses	$5,581	$4,198	$3,073	$2,718	$1,838	$1,938	$1,746	$1,489	(45)%	$15,570	$7,011	(55)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,782	$2,326	$2,593	$1,921	$1,060	$1,244	$1,303	$1,156	(40)%	$9,622	$4,763	(50)%

Corporate / Other	3	(1)	—	—	1	(1)	—	(1)	—	2	(1)	NM

Total Citigroup Provision for Loan Losses	$8,366	$6,523	$5,666	$4,639	$2,899	$3,181	$3,049	$2,644	(43)%	$25,194	$11,773	(53)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	$1,639	$1,246	(41)%
EMEA	5,839	5,511	5,479	5,337	2,437	1,954	1,748	1,293	(76)%
Latin America	613	581	664	701	606	528	442	362	(48)%
Asia	831	546	517	470	451	451	342	335	(29)%
Total	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	(62)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,966	$11,289	$9,978	$8,540	$7,068	$6,125	$5,954	$6,046	(29)%
EMEA	785	687	752	652	657	644	514	387	(41)%
Latin America	1,241	1,207	1,144	1,019	1,034	1,083	998	1,107	9%
Asia	633	580	586	576	562	549	480	450	(22)%
Total	$15,625	$13,763	$12,460	$10,787	$9,321	$8,401	$7,946	$7,990	(26)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	$764	$23	(97)%
Regional Consumer Banking	35	36	37	30	33	40	46	48	60%
Brokerage and Asset Management	—	—	—	—	—	—	—	—	—
Local Consumer Lending	588	621	674	707	619	510	442	393	(44)%
Special Asset Pool	44	179	181	156	168	98	92	87	(44)%
Corporate/Other	8	7	7	14	14	16	13	15	7%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566	(67)%

OREO By Region:
North America	$1,291	$1,422	$1,470	$1,440	$1,331	$1,245	$1,222	$441	(69)%
EMEA	134	146	164	161	140	133	79	73	(55)%
Latin America	51	49	53	47	52	55	56	51	9%
Asia	45	56	54	55	54	1	—	1	(98)%
Total	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566	(67)%

Other Repossessed Assets (4)	$64	$55	$38	$28	$21	$18	$24	$1	(96)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	(62)%
Consumer Non-Accrual Basis Loans	15,625	13,763	12,460	10,787	9,321	8,401	7,946	7,990	(26)%
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	13,233	12,117	11,226	(42)%
OREO	1,521	1,673	1,741	1,703	1,577	1,434	1,357	566	(67)%
Other Repossessed Assets	64	55	38	28	21	18	24	1	(96)%
Non-Accrual Assets (NAA)	$30,153	$26,540	$24,198	$21,138	$16,410	$14,685	$13,498	$11,793	(44)%

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%	2.04%	1.90%	1.73%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%	0.75%	0.70%	0.63%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%	260%	265%	268%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	$1,189	$1,243	$921	(7)%
EMEA	1,089	864	1,131	1,276	1,302	1,064	957	694	(46)%
Latin America	347	313	378	472	427	392	361	294	(38)%
Asia	292	363	349	356	356	341	300	308	(13)%
Total	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217	(28)%

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$376	$363	$341	$345	$345	(8)%
EMEA	210	145	144	102	110	104	76	84	(18)%
Latin America	1,200	1,167	1,102	977	1,004	1,051	959	1,061	9%
Asia	386	339	354	363	359	364	323	311	(14)%
Total	$2,038	$1,924	$1,955	$1,818	$1,836	$1,860	$1,703	$1,801	(1)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	$764	$23	(97)%
Regional Consumer Banking	35	36	37	30	33	40	46	48	60%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$881	$866	$879	$826	$776	$810	$810	$71	(91)%

OREO By Region:
North America	$783	$803	$821	$777	$727	$759	$766	$30	(96)%
EMEA	12	11	11	11	11	12	10	9	(18)%
Latin America	41	39	42	34	34	38	34	31	(9)%
Asia	45	13	5	4	4	1	—	1	(75)%
Total	$881	$866	$879	$826	$776	$810	$810	$71	(91)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217	(28)%
Consumer Non-Accrual Basis Loans	2,038	1,924	1,955	1,818	1,836	1,860	1,703	1,801	(1)%
Non-Accrual Loans (NAL)	5,024	4,510	4,928	4,909	5,102	4,846	4,564	4,018	(18)%
OREO	881	866	879	826	776	810	810	71	(91)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,905	$5,376	$5,807	$5,735	$5,878	$5,656	$5,374	$4,089	(29)%

NAA as a % of Total Assets	0.48%	0.44%	0.45%	0.45%	0.44%	0.41%	0.39%	0.31%

Allowance for Loan Losses as a % of NAL	368%	389%	352%	348%	306%	304%	294%	315%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 41) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

									4Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	$710	$396	$325	(71)%
EMEA	4,750	4,647	4,348	4,061	1,135	890	791	599	(85)%
Latin America	266	268	286	229	179	136	81	68	(70)%
Asia	539	183	168	114	95	110	42	27	(76)%
Total	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019	(82)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,724	$11,016	$9,623	$8,164	$6,705	$5,784	$5,609	$5,701	(30)%
EMEA	575	542	608	550	547	540	438	303	(45)%
Latin America	41	40	42	42	30	32	39	46	10%
Asia	247	241	232	213	203	185	157	139	(35)%
Total	$13,587	$11,839	$10,505	$8,969	$7,485	$6,541	$6,243	$6,189	(31)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	$—	$—	$—	—
Local Consumer Lending	588	621	674	707	619	510	442	393	(44)%
Special Asset Pool	44	179	181	156	168	98	92	87	(44)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$632	$800	$855	$863	$787	$608	$534	$480	(44)%

OREO By Region:
North America	$500	$612	$642	$649	$590	$470	$443	$396	(39)%
EMEA	122	135	153	150	129	121	69	64	(57)%
Latin America	10	10	11	13	18	17	22	20	54%
Asia	—	43	49	51	50	—	—	—	(100)%
Total	$632	$800	$855	$863	$787	$608	$534	$480	(44)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019	(82)%
Consumer Non-Accrual Basis Loans	13,587	11,839	10,505	8,969	7,485	6,541	6,243	6,189	(31)%
Non-Accrual Loans (NAL)	23,544	20,302	17,491	14,498	9,710	8,387	7,553	7,208	(50)%
OREO	632	800	855	863	787	608	534	480	(44)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,176	$21,102	$18,346	$15,361	$10,497	$8,995	$8,087	$7,688	(50)%

NAA as a % of Total Assets	4.81%	4.54%	4.36%	4.28%	3.11%	2.92%	2.80%	2.86%

Allowance for Loan Losses as a % of NAL	128%	141%	150%	163%	216%	234%	247%	242%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 41) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratio) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011

Tangible Book Value Per Share (page 1):

Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,703
Less:
Goodwill - as reported	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413
Intangible Assets (Other than MSRs) - as reported	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	—	—	—	165	—	—	—
Goodwill and Intangible Assets - recorded as Assets Held for Sale	45	66	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	65	62	59	56	53	50	47	44
Tangible Common Equity	$117,060	$121,297	$129,040	$129,444	$136,888	$142,245	$144,717	$145,646
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9
Tangible Book Value Per Share	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.81

Reclassified to conform to the current period’s presentation.